                                                                     EXHIBIT 4.1
                      ------------------------------------


                         AMERICAN GREETINGS CORPORATION

                                     ISSUER

                                       TO


                               NATIONAL CITY BANK

                                     TRUSTEE


                               ------------------

                                    INDENTURE

                            Dated as of June 29, 2001

                               -------------------



                      7.00% CONVERTIBLE SUBORDINATED NOTES
                                DUE JULY 15, 2006


                     ---------------------------------------

                                TABLE OF CONTENTS

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ARTICLE I DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION............................................................1

        SECTION 1.1            Definitions...................................................................................1
        SECTION 1.2            Compliance Certificates and Opinions.........................................................10
        SECTION 1.3            Form of Documents Delivered to the Trustee...................................................11
        SECTION 1.4            Acts of Holders of Notes.....................................................................11
        SECTION 1.5            Notices, Etc. to Trustee and Company.........................................................13
        SECTION 1.6            Notice to Holders of Notes; Waiver...........................................................14
        SECTION 1.7            Effect of Headings and Table of Contents.....................................................15
        SECTION 1.8            Successors and Assigns.......................................................................15
        SECTION 1.9            Separability Clause..........................................................................15
        SECTION 1.10           Benefits of Indenture........................................................................15
        SECTION 1.11           Governing Law................................................................................15
        SECTION 1.12           Legal Holidays...............................................................................15
        SECTION 1.13           Conflict with Trust Indenture Act............................................................16

ARTICLE II SECURITY FORMS...................................................................................................16

        SECTION 2.1            Form Generally...............................................................................16
        SECTION 2.2            Form of Note.................................................................................17
        SECTION 2.3            Form of Certificate of Authentication........................................................30
        SECTION 2.4            Form of Conversion Notice....................................................................30
        SECTION 2.5            Form of Assignment...........................................................................32

ARTICLE III THE SECURITIES..................................................................................................33

        SECTION 3.1            Title and Terms..............................................................................33
        SECTION 3.2            Denominations................................................................................33
        SECTION 3.3            Execution, Authentication, Delivery and Dating...............................................34
        SECTION 3.4            Global Notes; Non-Global Notes; Book-Entry Provisions........................................34
        SECTION 3.5            Registration; Registration of Transfer and Exchange; Restrictions on Transfer................36
        SECTION 3.6            Mutilated, Destroyed, Lost or Stolen Notes...................................................39
        SECTION 3.7            Payment of Interest; Interest Rights Preserved...............................................40
        SECTION 3.8            Persons Deemed Owners........................................................................41
        SECTION 3.9            Cancellation.................................................................................41
        SECTION 3.10           Computation of Interest......................................................................41
        SECTION 3.11           CUSIP Numbers................................................................................42

ARTICLE IV SATISFACTION AND DISCHARGE.......................................................................................42

        SECTION 4.1            Satisfaction and Discharge of Indenture......................................................42
        SECTION 4.2            Application of Trust Money...................................................................43

ARTICLE V REMEDIES..........................................................................................................44

        SECTION 5.1            Events of Default............................................................................44
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        SECTION 5.2            Acceleration of Maturity; Rescission and Annulment...........................................45
        SECTION 5.3            Collection of Indebtedness and Suits for Enforcement by Trustee..............................46
        SECTION 5.4            Trustee May File Proofs of Claim.............................................................47
        SECTION 5.5            Trustee May Enforce Claims Without Possession of Notes.......................................48
        SECTION 5.6            Application of Money Collected...............................................................48
        SECTION 5.7            Limitation on Suits..........................................................................48
        SECTION 5.8            Unconditional Right of Holders to Receive Principal, Premium and Interest and to Convert.....49
        SECTION 5.9            Restoration of Rights and Remedies...........................................................49
        SECTION 5.10           Rights and Remedies Cumulative...............................................................50
        SECTION 5.11           Delay or Omission Not Waiver.................................................................50
        SECTION 5.12           Control by Holders of Notes..................................................................50
        SECTION 5.13           Waiver of Past Defaults......................................................................50
        SECTION 5.14           Undertaking for Costs........................................................................51
        SECTION 5.15           Waiver of Stay, Usury or Extension Laws......................................................51

ARTICLE VI THE TRUSTEE......................................................................................................51

        SECTION 6.1            Certain Duties and Responsibilities..........................................................51
        SECTION 6.2            Notice of Defaults...........................................................................53
        SECTION 6.3            Certain Rights of Trustee....................................................................53
        SECTION 6.4            Not Responsible for Recitals or Issuance of Notes............................................54
        SECTION 6.5            May Hold Notes, Act as Trustee Under Other Indentures........................................54
        SECTION 6.6            Money Held in Trust..........................................................................55
        SECTION 6.7            Compensation and Reimbursement...............................................................55
        SECTION 6.8            Corporate Trustee Required; Eligibility......................................................56
        SECTION 6.9            Resignation and Removal; Appointment of Successor............................................56
        SECTION 6.10           Acceptance of Appointment by Successor.......................................................57
        SECTION 6.11           Merger, Conversion, Consolidation or Succession to Business..................................58
        SECTION 6.12           Authenticating Agents........................................................................58
        SECTION 6.13           Disqualification; Conflicting Interests......................................................60
        SECTION 6.14           Preferential Collection of Claims Against Company............................................60

ARTICLE VII CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE............................................................60

        SECTION 7.1            Company May Consolidate, Etc., Only on Certain Terms.........................................60
        SECTION 7.2            Successor Substituted........................................................................61

ARTICLE VIII SUPPLEMENTAL INDENTURES........................................................................................61

        SECTION 8.1            Supplemental Indentures Without Consent of Holders of Notes..................................61
        SECTION 8.2            Supplemental Indentures with Consent of Holders of Notes.....................................62
        SECTION 8.3            Execution of Supplemental Indentures.........................................................63
        SECTION 8.4            Effect of Supplemental Indentures............................................................63
        SECTION 8.5            Reference in Notes to Supplemental Indentures................................................64
        SECTION 8.6            Notice of Supplemental Indentures............................................................64

ARTICLE IX MEETINGS OF HOLDERS OF SECURITIES................................................................................64

        SECTION 9.1            Purposes for Which Meetings May Be Called....................................................64
        SECTION 9.2            Call, Notice and Place of Meetings...........................................................64
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        SECTION 9.3            Persons Entitled to Vote at Meetings.........................................................65
        SECTION 9.4            Quorum; Action...............................................................................65
        SECTION 9.5            Determination of Voting Rights; Conduct and Adjournment of Meetings..........................66
        SECTION 9.6            Counting Votes and Recording Action of Meetings..............................................66

ARTICLE X COVENANTS.........................................................................................................67

        SECTION 10.1           Payment of Principal, Premium and Interest...................................................67
        SECTION 10.2           Maintenance of Offices or Agencies...........................................................67
        SECTION 10.3           Money for Note Payments To Be Held in Trust..................................................68
        SECTION 10.4           Existence....................................................................................69
        SECTION 10.5           Maintenance of Properties....................................................................69
        SECTION 10.6           Payment of Taxes and Other Claims............................................................69
        SECTION 10.7           Registration and Listing.....................................................................70
        SECTION 10.8           Statement by Officers as to Default..........................................................70
        SECTION 10.9           Delivery of Certain Information..............................................................70
        SECTION 10.10          Resale of Certain Notes......................................................................71
        SECTION 10.11          Registration Rights..........................................................................71
        SECTION 10.12          Waiver of Certain Covenants..................................................................73

ARTICLE XI CONVERSION OF SECURITIES.........................................................................................73

        SECTION 11.1           Conversion Privilege and Conversion Rate.....................................................73
        SECTION 11.2           Exercise of Conversion Privilege.............................................................74
        SECTION 11.3           Fractions of Shares..........................................................................76
        SECTION 11.4           Adjustment of Conversion Rate................................................................76
        SECTION 11.5           Notice of Adjustments of Conversion Rate.....................................................80
        SECTION 11.6           Notice of Certain Corporate Action...........................................................81
        SECTION 11.7           Company to Reserve Common Stock..............................................................82
        SECTION 11.8           Taxes on Conversions.........................................................................82
        SECTION 11.9           Covenant as to Common Stock..................................................................82
        SECTION 11.10          Cancellation of Converted Notes..............................................................82
        SECTION 11.11          Provision in Case of Consolidation, Merger or Sale of Assets.................................82
        SECTION 11.12          Responsibility of Trustee for Conversion Provisions..........................................83

ARTICLE XII SUBORDINATION OF SECURITIES.....................................................................................84

        SECTION 12.1           Notes Subordinate to Senior Indebtedness.....................................................84
        SECTION 12.2           No Payment in Certain Circumstances, Payment Over of Proceeds Upon
                               Dissolution, Etc.............................................................................84
        SECTION 12.3           Prior Payment to Senior Indebtedness Upon Acceleration of Notes..............................86
        SECTION 12.4           Payment Permitted If No Default..............................................................86
        SECTION 12.5           Subrogation to Rights of Holders of Senior Indebtedness......................................87
        SECTION 12.6           Provisions Solely to Define Relative Rights..................................................87
        SECTION 12.7           Trustee to Effectuate Subordination..........................................................87
        SECTION 12.8           No Waiver of Subordination Provisions........................................................88
        SECTION 12.9           Notice to Trustee............................................................................88
        SECTION 12.10          Reliance on Judicial Order or Certificate of Liquidating Agent...............................89
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        SECTION 12.11          Trustee Not Fiduciary for Holders of Senior Indebtedness.....................................89
        SECTION 12.12          Reliance by Holders of Senior Indebtedness on Subordination Provisions.......................89
        SECTION 12.13          Rights of Trustee as Holder of Senior Indebtedness; Preservation of Trustee's
                               Rights.......................................................................................90
        SECTION 12.14          Article Applicable to Paying Agents..........................................................90
        SECTION 12.15          Certain Conversions and Repurchases Deemed Payment...........................................90

ARTICLE XIII REPURCHASE OF NOTES AT THE OPTION OF THE  HOLDER UPON A CHANGE IN CONTROL......................................91

        SECTION 13.1           Right to Require Repurchase..................................................................91
        SECTION 13.2           Conditions to the Company's Election to Pay the Repurchase Price in Common
                               Stock........................................................................................91
        SECTION 13.3           Notices; Method of Exercising Repurchase Right, Etc..........................................92
        SECTION 13.4           Certain Definitions..........................................................................95
        SECTION 13.5           Consolidation, Merger, Etc...................................................................96

ARTICLE XIV HOLDERS LISTS AND REPORTS BY TRUSTEE  AND COMPANY; NON-RECOURSE.................................................97

        SECTION 14.1           Company to Furnish Trustee Names and Addresses of Holders....................................97
        SECTION 14.2           Preservation of Information..................................................................97
        SECTION 14.3           No Recourse Against Others...................................................................98
        SECTION 14.4           Reports by Trustee...........................................................................98
        SECTION 14.5           Reports by Company...........................................................................98

ARTICLE XV IMMUNITY OF INCORPORATORS, STOCKHOLDERS,  OFFICERS AND DIRECTORS.................................................99

        SECTION 15.1           Indenture and Notes Solely Corporate Obligations.............................................99
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ANNEX A -- Form of Restricted Notes Certificate
ANNEX B -- Form of Unrestricted Notes Certificate
ANNEX C -- Form of Surrender Certificate

         INDENTURE, dated as of June 29, 2001, between AMERICAN GREETINGS CORPORATION, a corporation duly organized and existing under the laws of the State of Ohio, having its principal office at One American Road, Cleveland, Ohio 44144-2398 (herein called the "Company"), and NATIONAL CITY BANK, as Trustee hereunder (herein called the "Trustee").

                             RECITALS OF THE COMPANY

                  The Company has duly authorized the creation of an issue of its 7.00% Convertible Subordinated Notes due July 15, 2006 (herein called the "Notes") of substantially the tenor and amount hereinafter set forth, and to provide therefor the Company has duly authorized the execution and delivery of this Indenture.

                  All things necessary to make the Notes, when the Notes are executed by the Company and authenticated and delivered hereunder, the valid obligations of the Company, and to make this Indenture a valid agreement of the Company, in accordance with their and its terms, have been done. Further, all things necessary to duly authorize the issuance of the Class A Common Stock of the Company issuable upon the conversion of the Notes, and to duly reserve for issuance of the number of shares of Class A Common Stock issuable upon such conversion, have been done.

                  NOW, THEREFORE, THIS INDENTURE WITNESSETH:

                  For and in consideration of the premises and the purchase of the Notes by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Notes, as follows:


                                    ARTICLE I
                        DEFINITIONS AND OTHER PROVISIONS
                             OF GENERAL APPLICATION


SECTION 1.1                DEFINITIONS.

                  For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

                  (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

                  (2) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles in the United States, and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted at the date of such computation; and

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

                  (3) the words "herein", "hereof' and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

                  "Act", when used with respect to any Holder of a Note, has the meaning specified in Section 1.4.

                  "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For purposes of this definition, "control", as used with respect to any specified Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting notes, by agreement or otherwise; provided that beneficial ownership of 10% or more of the Voting Stock of a Person shall be deemed to be control. For purposes of this definition, the terms "controlling," "controlled by" and "under common control with" have meanings correlative to the foregoing.

                  "Agent Member" means any member of, or participant in, the Depositary.

                  "Applicable Procedures" means, with respect to any notice, transfer or transaction involving a Global Note or beneficial interest therein, the rules and procedures of the Depositary, Euroclear and Clearstream that apply to such transfer or exchange, in each case to the extent applicable to such transaction and as in effect from time to time.

                  "Authenticating Agent" means any Person authorized pursuant to
Section 6.12 to act on behalf of the Trustee to authenticate Notes.

                  "Board of Directors" means either the board of directors of the Company or any duly authorized committee of that board.

                  "Board Resolution" means a resolution duly adopted by the Board of Directors, a copy of which, certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, shall have been delivered to the Trustee.

                  "Business Day", when used with respect to any Place of Payment, Place of Conversion or any other place, as the case may be, means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in such Place of Payment, Place of Conversion or other place, as the case may be, are authorized or obligated by law or executive order to close; PROVIDED, HOWEVER, that a day on which banking institutions in New York, New York or London, England are authorized or obligated by law or executive order to close shall not be a Business Day for purposes of Section 12.9.

                  "Change in Control" has the meaning specified in Section 13.4(2).

                  "Clearstream" means Clearstream Banking Corporation.

                  "Closing Price Per Share" means, with respect to the Common Stock, for any day, (i) the last reported sale price regular way on the New York Stock Exchange or, (ii) if the Common Stock is not listed on the New York Stock Exchange, the last reported sale price regular way per share or, in case no such reported sale takes place on such day, the average of the reported closing bid and asked prices regular way, in either case, on the principal national securities exchange on which the Common Stock is listed or admitted to trading, or (iii) if the Common Stock is not quoted on the New York Stock Exchange or listed or admitted to trading on any national securities exchange, the average of the closing bid prices in the over-the-counter market as furnished by any New York Stock Exchange member firm selected from time to time by the Company for that purpose.

                  "Code" has the meaning specified in Section 2.l.

                  "Commission" means the United States Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

                  "Common Stock" means the Class A Common Shares, par value $1.00 per share, of the Company authorized at the date of this instrument as originally executed. Subject to the provisions of Section 11.11, shares issuable on conversion or repurchase of Notes shall include only shares of Common Stock or shares of any class or classes of common stock resulting from any reclassification or reclassifications thereof; provided, however, that if at any time there shall be more than one such resulting class, the shares so issuable on conversion of the Notes shall include shares of all such classes, and the shares of each such class then so issuable shall be substantially in the proportion which the total number of shares of such class resulting from all such reclassifications bears to the total number of shares of all such classes resulting from all such reclassifications.

                  "common stock" includes any stock of any class of capital stock which has no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the issuer thereof and which is not subject to redemption by the issuer thereof.

                  "Company" means American Greetings Corporation, and any and all successors thereto.

                  "Company Notice" has the meaning specified in Section 13.3.

                  "Company Request" or "Company Order" means a written request or order signed in the name of the Company by its Chairman of the Board, its Vice Chairman of the Board, its Chief Executive Officer, its President, an Executive Vice President or a Vice President, and by its principal financial officer, Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary, and delivered to the Trustee.

                  "Constituent Person" has the meaning specified in Section
11.11.



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

                  "Conversion Agent" means any Person authorized by the Company to convert Notes in accordance with Article XII. The Company has initially appointed the Trustee as its Conversion Agent pursuant to Section 10.2 hereof.

                  "Conversion Price" has the meaning specified in Section
13.4(3).

                  "Conversion Rate" has the meaning specified in Section 11.1.

                  "Corporate Trust Office" means the office of the Trustee at which at any particular time its corporate trust business shall be principally administered (which at the date of this Indenture is located at 629 Euclid Avenue, Cleveland, Ohio 44114-3484, Attention: Corporate Trust Department, Locator 01-3116).

                  "Corporation" means a corporation, company, association, joint-stock company or business trust.

                  "Defaulted Interest" has the meaning specified in Section 3.7.

                  "Depositary" means, with respect to any Notes issuable or issued in whole or in part in global form, the Person specified as the Depository with respect to the Notes, and any and all successors thereto appointed as depository hereunder and having become such pursuant to the applicable provision of this Indenture.

                  "Designated Senior Indebtedness" means the Company's obligations under the Senior Subordinated Notes and under any particular Senior Indebtedness in which the instrument creating or evidencing the same or the assumption or guarantee thereof (or related agreements or documents to which the Company is a party), whether or not executed contemporaneously with the incurrence of such Senior Indebtedness, expressly provides that such Senior Indebtedness shall be "Designated Senior Indebtedness" for purposes of this Indenture (provided that such instrument, agreement or other document may place limitations and conditions on the right of such Senior Indebtedness to exercise the rights of Designated Senior Indebtedness).

                  "Dollar" or "U.S. $" means a dollar or other equivalent unit in such coin or currency of the United States as at the time shall be legal tender for the payment of public and private debts.

                  "DTC" means The Depository Trust Company, a New York corporation.

                  "Effective Failure" has the meaning specified in Section
10.11.

                  "Effectiveness Period" has the meaning specified in Section 10.11.

                  "Event of Default" has the meaning specified in Section 5.1.

                  "Exchange Act" means the United States Securities Exchange Act of 1934 (or any successor statute), as amended from time to time.

                  "Global Note" means a Note that is registered in the Note Register in the name of a Depositary or a nominee thereof.

                  "Holder" means the Person in whose name the Note is registered in the Note Register.

                  "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, including, for all purposes of this instrument and any such supplemental indenture, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this instrument and any such supplemental indenture, respectively.

                  "Initial Purchasers" means Goldman, Sachs & Co., McDonald Investments Inc. and NatCity Investments, Inc.

                  "Interest Payment Date" means the Stated Maturity of an installment of interest on the Notes.

                  "Issue Date" means June 29, 2001.

                  "Liquidated Damages" has the meaning specified in Section
10.11.

                  "Maturity", when used with respect to any Note, means the date on which the principal of such Note becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, exercise of the repurchase right set forth in Article XIII or otherwise.

                  "Non-electing Share" has the meaning specified in Section
11.11.

                  "Note Register" and "Note Registrar" have the respective meanings specified in Section 3.5.

                  "Notes" has the meaning ascribed to it in the first paragraph under the caption "Recitals of the Company".

                  "Notice of Default" has the meaning specified in Section 5.1.

                  "Officers' Certificate" means a certificate signed on behalf of the Company by two Officers of the Company, one of whom must be the principal executive officer, the principal financial officer, the treasurer or the principal accounting officer of the Company.

                  "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Company and who shall be acceptable to the Trustee.

                  "Outstanding", when used with respect to the Notes, means, as of the date of determination, all Notes theretofore authenticated and delivered under this Indenture, EXCEPT:

                  (i) Notes theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

                  (ii) Notes for the payment of which money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Notes;

                  (iii) Notes which have been paid pursuant to Section 3.6 or in exchange for or in lieu of which other Notes have been authenticated and delivered pursuant to this Indenture, other than any such Notes in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Notes are held by a bona fide purchaser in whose hands such Notes are valid obligations of the Company; and

                  (iv) Notes converted into Common Stock pursuant to Article XI;

PROVIDED, HOWEVER, that in determining whether the Holders of the requisite principal amount of Outstanding Notes are present at a meeting of Holders of Notes for quorum purposes or have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Notes owned by the Company or any other obligor upon the Notes or any Affiliate of the Company or such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such determination as to the presence of a quorum or upon any such request, demand, authorization, direction, notice, consent or waiver, only Notes, which the Trustee knows to be so owned, and which a Responsible Officer of the Trustee has been notified in writing to be so owned, shall be so disregarded. Notes so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee is not the Company or any other obligor upon the Notes or any Affiliate of the Company or such other obligor, and the Trustee shall be protected in relying upon an Officer's Certificate to such effect.

                  "Paying Agent" means any Person authorized by the Company to pay the principal of or interest on any Notes on behalf of the Company and, except as otherwise specifically set forth herein, such term shall include the Company if it shall act as its own Paying Agent. The Company has initially appointed the Trustee as its Paying Agent pursuant to Section 10.2 hereof.

                  "Payment Blockage Notice" has the meaning specified in Section 12.2.

                  "Person" means any individual, corporation, limited liability company, partnership, joint venture, trust, estate, unincorporated organization or government or any agency or political subdivision thereof.

                  "Place of Conversion" has the meaning specified in Section
3.1.

                  "Place of Payment" has the meaning specified in Section 3.1.

                  "Predecessor Note" of any particular Note means every previous Note evidencing all or a portion of the same debt as that evidenced by such particular Note; and, for the purposes of this definition, any Note authenticated and delivered under Section 3.6 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Note shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Note.

                  "Principals" means Morry Weiss, Judith A. Weiss, Harry H. Stone, Gary Weiss, Jeffrey Weiss, Zev Weiss, Elie Weiss and the Irving I. Stone Limited Liability Co.

                  "Purchase Agreement" means the Purchase Agreement, dated June 21, 2001, between the Company and the Initial Purchasers, as such agreement may be amended from time to time.

                  "Qualified Institutional Buyer" shall mean a "qualified institutional buyer" as defined in Rule 144A.

                  "Record Date" means any Regular Record Date or Special Record Date.

                  "Record Date Period" means the period from the close of business of any Regular Record Date next preceding any Interest Payment Date to the opening of business on such Interest Payment Date.

                  "Registrable Notes" has the meaning specified in Section
10.11.

                  "Registration Default" has the meaning specified in Section 10.11.

                  "Registration Rights Agreement" means the Registration Rights Agreement, dated June 29, 2001, between the Company and the Initial Purchasers, as such agreement may be amended from time to time.

                  "Regular Record Date" for interest payable in respect of any Note on any Interest Payment Date means the January 1 or July 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date.

                  "Representative" means the (a) indenture trustee or other trustee, agent or representative for any Senior Indebtedness or (b) with respect to any Senior Indebtedness that does not have any such trustee, agent or other representative, (i) in the case of such Senior Indebtedness issued pursuant to an agreement providing for voting arrangements as among the holders or owners of such Senior Indebtedness, any holder or owner of such Senior Indebtedness acting with the consent of the required persons necessary to bind such holders or owners of such Senior Indebtedness and (ii) in the case of all other such Senior Indebtedness, the holder or owner of such Senior Indebtedness.

                  "Repurchase Date" has the meaning specified in Section 13.1.

                  "Repurchase Price" has the meaning specified in Section 13.1.

                  "Responsible Officer", when used with respect to the Trustee, means any officer within the Corporate Trust Office of the Trustee with direct responsibility for the administration of this Indenture and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge and familiarity with the particular subject.

                  "Restricted Global Note" has the meaning specified in Section 2.1.

                  "Restricted Note" means a Note required pursuant to Section 3.5(3) to bear any Restricted Notes Legend. Such term includes the Restricted Global Notes.

                  "Restricted Notes Certificate" means a certificate substantially in the form set forth in Annex A.

                  "Restricted Notes Legend" means, collectively, the legends substantially in the forms of the legends required in the form of Note set forth in Section 2.2 to be placed upon each Restricted Note.

                  "Rule 144A" means Rule 144A under the Securities Act (or any successor provision), as it may be amended from time to time.

                  "Rule 144A Information" has the meaning specified in Section 10.9.

                  "Securities Act" means the United States Securities Act of 1933 (or any successor statute), as amended from time to time.

                  "Senior Indebtedness" means the principal of (and premium, if any) and interest (including all interest accruing subsequent to the commencement of any bankruptcy or similar proceeding, whether or not a claim for post-petition interest is allowable as a claim in any such proceeding) on, and all fees and other amounts payable in connection with, the following, whether absolute or contingent, secured or unsecured, due or to become due, outstanding on the date of the Indenture or thereafter created, incurred or assumed: (a) indebtedness of the Company evidenced by a credit or loan agreement, security, bond, debenture or other written obligation, including without limitation, the Senior Subordinated Notes (b) all obligations of the Company for money borrowed,
(c) all obligations of the Company evidenced by a security or similar instrument given in connection with the acquisition of any businesses, properties or assets of any kind, (d) obligations of the Company (i) as lessee under leases required to be capitalized on the balance sheet of the lessee under generally accepted accounting principles and (ii) as lessee under other leases for facilities, capital equipment or related assets, whether or not capitalized, entered into or leased for financing purposes, (e) all obligations of the Company under interest rate and currency swaps, caps, floors, collars, hedge agreements, forward contracts or similar agreements or arrangements, (f) all obligations of the Company with respect to letters of credit, bankers' acceptances and similar facilities (including reimbursement obligations with respect to the foregoing),
(g) all obligations of the Company issued or assumed as the deferred purchase price of property or services (but excluding trade accounts payable and accrued liabilities arising in the ordinary course of business), (h) all obligations of the type referred to in clauses (a) through (g) above of another Person and all dividends of another Person, the payment of which, in either case, the Company has assumed or guaranteed, or for which the Company is responsible or liable, directly or indirectly, jointly or severally, as obligor, guarantor or otherwise, or which is secured by a lien on the property of the Company, and (i) renewals, extensions, modifications, replacements, restatements and refundings of, or any indebtedness or obligation issued in exchange for, any such indebtedness or obligation described in clauses
(a) through (h) of this paragraph; provided, however, that Senior Indebtedness shall not include the Notes or any such indebtedness or obligation if the terms of such indebtedness or obligation (or the terms of the instrument under which, or pursuant to which it is issued) expressly provide that such indebtedness or obligation is not superior in right of payment to the Notes.

                  "Senior Subordinated Notes" means $260 million aggregate principal amount of the Company's 11.75% Senior Subordinated Notes due July 15, 2008 issued concurrently with the Notes.

                  "Shelf Registration Statement" has the meaning specified in
Section 10.11.

                  "Significant Subsidiary" means, with respect to any Person, a Subsidiary of such Person that would constitute a "significant subsidiary" as such term is defined under Rule 1-02 of Regulation S-X under the Securities Act.

                  "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Company pursuant to Section 3.7.

                  "Stated Maturity", when used with respect to any Note or any installment of interest thereon, means the date specified in such Note as the fixed date on which the principal of such Note or such installment of interest is due and payable.

                  "Subsidiary" means, with respect to any specified Person, any corporation, association or other business entity of which more than 50% of the total voting stock is owned, directly or indirectly, by the Company or by one or more other Subsidiaries, or by the Company and one or more other Subsidiaries. For the purposes of this definition, "voting stock" means stock or other similar interests in the corporation which ordinarily has or have voting power for the election of directors, or persons performing similar functions, whether at all times or only so long as no senior class of stock or other interests has or have such voting power by reason of any contingency.

                  "Successor Note" of any particular Note means every Note issued after, and evidencing all or a portion of the same debt as that evidenced by, such particular Note; and, for the purposes of this definition, any Note authenticated and delivered under Section 3.6 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Note shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Note.

                  "Surrender Certificate" means a certificate substantially in the form set forth in Annex C.

                  "Trading Day" means a day during which trading in notes generally occurs on the New York Stock Exchange or, if the Common Stock is not listed on the New York Stock Exchange, on the principal other national or regional securities exchange on which the Common Stock is then listed or, if the Common Stock is not listed on a national or regional securities exchange, on the Nasdaq National Market or, if the Common Stock is not then quoted on the Nasdaq National Market, on the principal other market on which the Common Stock is then traded.

                  "Trust Indenture Act" means the Trust Indenture Act of 1939, and the rules and regulations thereunder, as in force at the date as of which this instrument was executed, provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939, and the rules and regulations thereunder, as so amended.

                  "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean such successor Trustee.

                  "United States" means the United States of America (including the States and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction (its "possessions" including Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and the Northern Mariana Islands).

                  "Unrestricted Notes Certificate" means a certificate substantially in the form set forth in Annex B.

SECTION 1.2                COMPLIANCE CERTIFICATES AND OPINIONS.

                  Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee such certificates and opinions as may be required under the Trust Indenture Act including but not necessarily limited to an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

                  Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (including certificates provided for in Section 10.8) shall include:

                  (1) a statement that each individual or firm signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

                  (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (3) a statement that, in the opinion of such individual, or such firm, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (4) a statement as to whether, in the opinion of each such individual, or such firm, such condition or covenant has been complied with.

SECTION 1.3                FORM OF DOCUMENTS DELIVERED TO THE TRUSTEE.

                  In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

                  Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which such certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company or any other Person stating that the information with respect to such factual matters is in the possession of the Company or such other Person, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

                  Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

SECTION 1.4                ACTS OF HOLDERS OF NOTES.

                  (1) Any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given or taken by Holders of Notes may be embodied in and evidenced by (A) one or more instruments of substantially similar tenor signed by such Holders in person or by an agent or proxy duly appointed in writing by such Holders or (B) the record of Holders of Notes voting in favor thereof, either in person or by proxies duly appointed in writing, at any meeting of Holders of Notes duly called and held in accordance with the provisions of Article IX. Such action shall become effective when such instrument or instruments or record is delivered to the Trustee and, where it is hereby expressly required, to the Company. The Trustee shall promptly deliver to the Company copies of all such instruments and records delivered to the Trustee. Such instrument or instruments and record (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders of Notes signing such instrument or instruments and so voting at such meeting. Proof of execution of any such instrument or of a writing appointing any such agent or proxy, or of the holding by any Person of a Note, shall be sufficient for any purpose of this Indenture and (subject to Section 6.1) conclusive in favor of the Trustee and the Company if made in the manner provided in this Section. The record of any meeting of Holders of Notes shall be proved in the manner provided in Section 9.6.

                  (2) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority.

                  (3) The principal amount and serial number of any Note held by any Person, and the date of his holding the same, shall be proved by the Note Register.

                  (4) The fact and date of execution of any such instrument or writing and the authority of the Person executing the same may also be proved in any other manner which the Trustee deems sufficient; and the Trustee may in any instance require further proof with respect to any of the matters referred to in this Section 1.4.

                  (5) The Company may, in the circumstances permitted by the Trust Indenture Act, set any day as the record date for the purpose of determining the Holders entitled to give or take any request, demand, authorization, direction, notice, consent, waiver or other action, or to vote on any action, authorized or permitted by this Indenture to be given or taken by Holders. Promptly and in any case not later than ten days after setting a record date, the Company shall notify the Trustee and the Holders of such record date. If not set by the Company prior to the first solicitation of a Holder made by any Person in respect of any such action, or, in the case of any such vote, prior to such vote, the record date for any such action or vote shall be the 30th day (or, if later, the date of the most recent list of Holders required to be provided pursuant to Section 14.1) prior to such first solicitation or vote, as the case may be. With regard to any record date, the Holders on such date (or their duly appointed agents or proxies), and only such Persons, shall be entitled to give or take, or vote on, the relevant action, whether or not such Holders remain Holders after such record date. Notwithstanding the foregoing, the Company shall not set a record date for, and the provisions of this paragraph shall not apply with respect to, any notice, declaration or direction referred to in the next paragraph.

                  Upon receipt by the Trustee from any Holder of (i) any notice of default or breach referred to in Section 5.1(4), if such default or breach has occurred and is continuing and the Trustee shall not have given such a notice to the Company, (ii) any declaration of acceleration referred to in
Section 5.2, if an Event of Default has occurred and is continuing and the Trustee shall not have given such a declaration to the Company, or (iii) any direction referred to in

Section 5.12, if the Trustee shall not have taken the action specified in such direction, then, with respect to clauses (ii) and (iii), a record date shall automatically and without any action by the Company or the Trustee be set for determining the Holders entitled to join in such declaration or direction, which record date shall be the close of business on the tenth day (or, if such day is not a Business Day, the first Business Day thereafter) following the day on which the Trustee receives such declaration or direction, and, with respect to clause (i), the Trustee may set any day as a record date for the purpose of determining the Holders entitled to join in such notice of default. Promptly after such receipt by the Trustee of any such declaration or direction referred to in clause (ii) or (iii), and promptly after setting any record date with respect to clause (i), and as soon as practicable thereafter, the Trustee shall notify the Company and the Holders of any such record date so fixed. The Holders on such record date (or their duly appointed agents or proxies), and only such Persons, shall be entitled to join in such notice, declaration or direction, whether or not such Holders remain Holders after such record date; provided that, unless such notice, declaration or direction shall have become effective by virtue of Holders of the requisite principal amount of Notes on such record date (or their duly appointed agents or proxies) having joined therein on or prior to the 90th day after such record date, such notice, declaration or direction shall automatically and without any action by any Person be cancelled and of no further effect. Nothing in this paragraph shall be construed to prevent a Holder (or a duly appointed agent or proxy thereof) from giving, before or after the expiration of such 90-day period, a notice, declaration or direction contrary to or different from, or, after the expiration of such period, identical to, the notice, declaration or direction to which such record date relates, in which event a new record date in respect thereof shall be set pursuant to this paragraph. In addition, nothing in this paragraph shall be construed to render ineffective any notice, declaration or direction of the type referred to in this paragraph given at any time to the Trustee and the Company by Holders (or their duly appointed agents or proxies) of the requisite principal amount of Notes on the date such notice, declaration or direction is so given.

                  (6) Except as provided in Sections 5.12 and 5.13, any request, demand, authorization, direction, notice, consent, election, waiver or other Act of the Holder of any Note shall bind every future Holder of the same Note and the Holder of every Note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Note.

                  (7) The provisions of this Section 1.4 are subject to the provisions of Section 9.5.

SECTION 1.5                NOTICES, ETC. TO TRUSTEE AND COMPANY.

                  Any request, demand, authorization, direction, notice, consent, election, waiver or other Act of Holders of Notes or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

                  (1) the Trustee by any Holder of Notes or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with a Responsible

Officer of the Trustee and received at its Corporate Trust Office, or at any other address previously furnished in writing to the Holders of Notes and the Company by the Trustee; or

                  (2) the Company by the Trustee or by any Holder of Notes shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing, mailed, first-class postage prepaid, or telecopied and confirmed by mail, first-class postage prepaid, or delivered by hand or overnight courier, addressed to the Company at One American Road, Cleveland, Ohio 44144-2398, Attention: General Counsel, or at any other address previously furnished in writing to the Trustee by the Company.

                  All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, registered or certified with postage prepaid, if mailed; when answered back if telexed; when receipt acknowledged, if telecopied; and the next Business Day after timely delivery to the courier, if sent by nationally recognized overnight air courier guaranteeing next day delivery.

SECTION 1.6                NOTICE TO HOLDERS OF NOTES; WAIVER.

                  Except as otherwise expressly provided herein, where this Indenture provides for notice to Holders of Notes of any event, such notice shall be sufficiently given to Holders if in writing and mailed, first-class postage prepaid, to each Holder of a Note affected by such event, at the address of such Holder as it appears in the Note Register, not earlier than the earliest date and not later than the latest date prescribed for the giving of such notice.

                  Neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder of a Note shall affect the sufficiency of such notice with respect to other Holders of Notes. In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification to Holders of Notes as shall be made with the approval of the Trustee, which approval shall not be unreasonably withheld, shall constitute a sufficient notification to such Holders for every purpose hereunder.

                  Such notice shall be deemed to have been given when such notice is mailed.

                  Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders of Notes shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

                  All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, registered or certified with postage prepaid, if mailed; when answered back if telexed; when receipt acknowledged, if telecopied; and the next Business Day after timely delivery to the courier, if sent by nationally recognized overnight air courier guaranteeing next day delivery.

SECTION 1.7                EFFECT OF HEADINGS AND TABLE OF CONTENTS.

                  The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

SECTION 1.8                SUCCESSORS AND ASSIGNS.

                  All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

SECTION 1.9                SEPARABILITY CLAUSE.

                  In case any provision in this Indenture or the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 1.10               BENEFITS OF INDENTURE.

                  Except as provided in the next sentence, nothing in this Indenture or in the Notes, express or implied, shall give to any Person, other than the parties hereto and their successors and assigns hereunder and the Holders of Notes, any benefit or legal or equitable right, remedy or claim under this Indenture. The provisions of Article XII are intended to be for the benefit of, and shall be enforceable directly by, the holders of Senior Indebtedness.

SECTION 1.11               GOVERNING LAW.

         THIS INDENTURE AND THE SECURITIES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, THE UNITED STATES OF AMERICA.


SECTION 1.12               LEGAL HOLIDAYS.

                  In any case where any Interest Payment Date, Repurchase Date or Stated Maturity of any Note or the last day on which a Holder of a Note has a right to convert his Note shall not be a Business Day at a Place of Payment or Place of Conversion, as the case may be, then (notwithstanding any other provision of this Indenture or of the Notes) payment of principal of, premium, if any, or interest on, or the payment of the Repurchase Price (whether the same is payable in cash or in shares of Common Stock in the case of the Repurchase Price) with respect to, or delivery for conversion of, such Note need not be made at such Place of Payment or Place of Conversion, as the case may be, on or by such day, but may be made on or by the next succeeding Business Day at such Place of Payment or Place of Conversion, as the case may be, with the same force and effect as if made on the Interest Payment Date, Repurchase Date, or at the Stated Maturity or by such last day for conversion; provided, however, that in the case that payment is made on such succeeding Business Day, no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date, Repurchase Date, Stated Maturity or last day for conversion, as the case may be.

SECTION 1.13               CONFLICT WITH TRUST INDENTURE ACT.

                  If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act that is required under such Act to be a part of and govern this Indenture, the latter provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be. Until such time as this Indenture shall be qualified under the Trust Indenture Act, this Indenture, the Company and the Trustee shall be deemed for all purposes hereof to be subject to and governed by the Trust Indenture Act to the same extent as would be the case if this Indenture were so qualified on the date hereof.

                                   ARTICLE II
                                 SECURITY FORMS


SECTION 2.1                FORM GENERALLY.

         The Notes shall be in substantially the form set forth in this Article, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange, the Internal Revenue Code of 1986, as amended, and regulations thereunder (the "Code"), or as may, consistent herewith, be determined by the officers executing such Notes, as evidenced by their execution thereof. All Notes shall be in fully registered form.

                  The Trustee's certificates of authentication shall be in substantially the form set forth in Section 2.3.

                  Conversion notices shall be in substantially the form set forth in Section 2.4.

                  Repurchase notices shall be substantially in the form set forth in Section 2.2.

                  The Notes shall be printed, lithographed, typewritten or engraved or produced by any combination of these methods or may be produced in any other manner permitted by the rules of any automated quotation system or securities exchange (including on steel engraved borders if so required by any securities exchange upon which the Notes may be listed) on which the Notes may be quoted or listed, as the case may be, all as determined by the officers executing such Notes, as evidenced by their execution thereof.

                  Upon their original issuance, Notes issued as contemplated by the Purchase Agreement to Qualified Institutional Buyers in reliance on Rule 144A shall be issued in the form of one or more Global Notes in definitive, fully registered form without interest coupons and bearing the Restricted Notes Legend. Such Global Note shall be registered in the name of Cede & Co. ("Cede"), as nominee of The Depository Trust Company ("DTC") and deposited with the Trustee, as custodian for DTC, for credit by DTC to the respective accounts of beneficial owners of the Notes represented thereby (or such other accounts as they may direct). Such Global Note, together with its Successor Notes which are Global Notes, are collectively herein called the "Restricted Global Note".

SECTION 2.2                FORM OF NOTE.

THE FOLLOWING LEGEND SHALL APPEAR ON THE FACE OF EACH RESTRICTED NOTE:

                  THIS NOTE AND ANY CLASS A COMMON SHARES ISSUABLE UPON THE CONVERSION OF THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THIS NOTE IS HEREBY NOTIFIED THAT THE SELLER OF THIS NOTE MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.

                  THIS NOTE AND ANY CLASS A COMMON SHARES ISSUABLE UPON THE CONVERSION OF THIS NOTE MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A)(1) TO A PERSON WHO THE TRANSFEROR REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (2) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE), (3) TO AN INSTITUTIONAL ACCREDITED INVESTOR WITHIN THE MEANING OF RULE 501(A)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, OR (4) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES AND OTHER JURISDICTIONS.

THE FOLLOWING LEGEND SHALL APPEAR ON THE FACE OF EACH GLOBAL NOTE:

                  THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITARY OR A NOMINEE OF THE DEPOSITARY, WHICH MAY BE TREATED BY THE COMPANY, THE TRUSTEE AND ANY AGENT THEREOF AS OWNER AND HOLDER OF THIS NOTE FOR ALL PURPOSES.

                  UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                  UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE REGISTERED FORM IN THE LIMITED CIRCUMSTANCES REFERRED TO IN THE INDENTURE, THIS GLOBAL NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

                         AMERICAN GREETINGS CORPORATION

                       7.00% CONVERTIBLE SUBORDINATED NOTE
                                DUE JULY 15, 2006

No.__________     U.S.$_____

CUSIP NO. _____________

                  AMERICAN GREETINGS CORPORATION, a corporation duly organized and existing under the laws of the State of Ohio (herein called the "Company", which term includes any successor Person under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of one hundred fifty million United States Dollars (U.S. $150,000,000 ) (which principal amount may from time to time be increased or decreased to such other principal amounts (which, taken together with the principal amounts of all other Outstanding Notes, shall not exceed $150,000,000 in the aggregate at any time (or $175,000,000 if the Initial Purchasers exercise in full their right to purchase additional Notes) by adjustments made on the records of the Trustee hereinafter referred to in accordance with the Indenture) on July 15, 2006 and to pay interest thereon, from June 29, 2001, or from the most recent Interest Payment Date (as defined below) to which interest has been paid or duly provided for, semi-annually in arrears on January 15 and July 15 in each year (each, an "Interest Payment Date"), commencing January 15, 2002, at the rate of 7.00% per annum, until the principal hereof is due, and at the rate of 7.00% per annum on any overdue principal and premium, if any, and, to the extent permitted by law, on any overdue interest. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Note (or one or more Predecessor Notes) is registered at the close of business on the Regular Record Date for such interest, which shall be the January 1 or July 1 (whether or not a Business
Day), as the case may be, next preceding such Interest Payment Date. Except as otherwise provided in the Indenture, any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Note (or one or more Predecessor Notes) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Company, notice whereof shall be given to Holders of Notes not less than 10 days prior to the Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any automated quotation system or securities exchange on which the Notes may be quoted or listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture. Payments of principal shall be made upon the surrender of this Note at the option of the Holder at the Corporate Trust Office of the Trustee, or at such other office or agency of the Company as may be designated by it for such purpose in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, or at such other offices or agencies as the Company may designate, by United States Dollar check drawn on, or transfer to, a United States Dollar account (such a transfer to be made only to a Holder of an aggregate principal amount of Notes in excess of U.S.$2,000,000, and only if such Holder shall have furnished wire instructions in writing to the Trustee no later than 15 days prior to the relevant payment date). Payment of interest on this Note may be made by United States Dollar check mailed to the address of the Person entitled thereto as such address shall appear in the Note Register, or, upon written application by the Holder to the Note Registrar setting forth wire instructions not later than the relevant Record Date, by transfer to a United States Dollar account (such a transfer to be made only to a Holder of an aggregate principal amount of Notes in excess of U.S. $2,000,000 and only if such Holder shall have furnished wire instructions in writing to the Trustee no later than 15 days prior to the relevant payment date).

                  Except as specifically provided herein and in the Indenture, the Company shall not be required to make any payment with respect to any tax, assessment or other governmental charge imposed by any government or any political subdivision or taxing authority thereof or therein.

                  Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                  Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof or an Authenticating Agent by the manual signature of one of their respective authorized signatories, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

                  IN WITNESS WHEREOF, the Company has caused this Note to be duly executed under its corporate seal.

                                               AMERICAN GREETINGS CORPORATION


                                               By: ____________________________
                                                        Name:
                                                        Title:

                  This Note is one of a duly authorized issue of securities of the Company designated as its "7.00% Convertible Subordinated Notes due July 15, 2006" (herein called the "Notes"), limited in aggregate principal amount to U.S. $150,000,000 (or $175,000,000 if the Initial Purchasers exercise in full their right to purchase additional Notes), issued and to be issued under an Indenture, dated as of June 29, 2001 (herein called the "Indenture"), between the Company and National City Bank, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee, the holders of Senior Indebtedness and the Holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered. As provided in the Indenture and subject to certain limitations therein set forth, Notes are exchangeable for a like aggregate principal amount of Notes of any authorized denominations as requested by the Holder surrendering the same upon surrender of the Note or Notes to be exchanged, at the Corporate Trust Office of the Trustee. The Trustee upon such surrender by the Holder will issue the new Notes in the requested denominations.

                  No sinking fund is provided for the Notes. The Company may not optionally redeem the Notes at any time.

                  In any case where the due date for the payment of the principal of, premium, if any, interest, or Liquidated Damages on any Note or the last day on which a Holder of a Note has a right to convert his Note shall be, at any Place of Payment or Place of Conversion as the case may be, a day on which banking institutions at such Place of Payment or Place of Conversion are authorized or obligated by law or executive order to close, then payment of principal, premium, if any, interest, or Liquidated Damages, or delivery for conversion of such Note need not be made on or by such date at such place but may be made on or by the next succeeding day at such place which is not a day on which banking institutions are authorized or obligated by law or executive order to close, with the same force and effect as if made on the date for such payment or the date fixed for repurchase, or by such last day for conversion, and no interest shall accrue on the amount so payable for the period after such date.

                  Subject to and upon compliance with the provisions of the Indenture, the Holder of this Note is entitled, at his option, at any time on or before the close of business on July 15, 2006, unless the Notes have been previously repurchased, to convert this Note (or any portion of the principal amount hereof that is an integral multiple of U.S. $1,000, provided that the unconverted portion of such principal amount is U.S. $1,000 or any integral multiple of U.S. $1,000 in excess thereof) into fully paid and nonassessable shares of Common Stock of the Company at an initial Conversion Rate of 71.9466 shares of Common Stock for each U.S. $1,000 principal amount of Notes (or at the current adjusted Conversion Rate if an adjustment has been made as provided in the Indenture) by surrender of this Note, duly endorsed or assigned to the Company or in blank and, in case such surrender shall be made during the period from the close of business on any Regular Record Date next preceding any Interest Payment Date to the opening of business on such Interest Payment Date (except if this Note is repurchasable on a Repurchase

Date occurring during such period and is surrendered for such conversion during such period (including any Notes or portions thereof submitted for repurchase on a Repurchase Date that is a Regular Record Date or an Interest Payment Date, as the case may be)), also accompanied by payment in New York Clearing House or other funds acceptable to the Company of an amount equal to the interest payable on such Interest Payment Date on the principal amount of this Note then being converted, and also the conversion notice hereon duly executed, to the Company at the Corporate Trust Office of the Trustee, or at such other office or agency of the Company, subject to any laws or regulations applicable thereto and subject to the right of the Company to terminate the appointment of any Conversion Agent (as defined below) as may be designated by it for such purpose in the Borough of Manhattan, The City of New York, or at such other offices or agencies as the Company may designate (each a "Conversion Agent"), PROVIDED, FURTHER, that if this Note or portion hereof is repurchasable on a Repurchase Date occurring, in either case, during the period from the close of business on any Regular Record Date next preceding any Interest Payment Date to the opening of business on such succeeding Interest Payment Date (including any Notes or portions thereof submitted for repurchase on a Repurchase Date that is a Regular Record Date or an Interest Payment Date, as the case may be) and is surrendered for conversion during such period (or on the last Business Day prior to the Regular Record Date or Interest Payment Date in case of any Note (or portion thereof) submitted for repurchase on a Repurchase Date on a Regular Record Date or Interest Payment Date, as the case may be), then the Holder of this Note on such Regular Record Date will be entitled to receive the interest accruing hereon from the Interest Payment Date next preceding the date of such conversion to such succeeding Interest Payment Date and the Holder of this Note who converts this Note or a portion hereof during such period shall not be required to pay such interest upon surrender of this Note for conversion. Subject to the provisions of the preceding sentence and, in the case of a conversion after the close of business on the Regular Record Date next preceding any Interest Payment Date and on or before the close of business on such Interest Payment Date, to the right of the Holder of this Note (or any Predecessor Note of record as of such Regular Record Date) to receive the related installment of interest to the extent and under the circumstances provided in the Indenture, no cash payment or adjustment is to be made on conversion for interest accrued hereon from the Interest Payment Date next preceding the day of conversion, or for dividends on the Common Stock issued on conversion hereof. The Company shall thereafter deliver to the Holder the fixed number of shares of Common Stock (together with any cash adjustment, as provided in the Indenture) into which this Note is convertible and such delivery will be deemed to satisfy the Company's obligation to pay the principal amount of this Note. No fractions of shares or scrip representing fractions of shares will be issued on conversion, but instead of any fractional interest (calculated to the nearest l/100th of a share) the Company shall pay a cash adjustment as provided in the Indenture. The Conversion Rate is subject to adjustment as provided in the Indenture. In addition, the Indenture provides that in case of certain consolidations or mergers to which the Company is a party (other than a consolidation or merger that does not result in any reclassification, conversion, exchange or cancellation of the Common Stock) or the conveyance, transfer, sale or lease of all or substantially all of the property and assets of the Company, the Indenture shall be amended, without the consent of any Holders of Notes, so that this Note, if then Outstanding, will be convertible thereafter, during the period this Note shall be convertible as specified above, only into the kind and amount of securities, cash and other property receivable upon such consolidation, merger, conveyance, transfer, sale or lease by a holder of the number of shares of Common Stock of the Company into which this Note could have been converted immediately prior to such consolidation, merger, conveyance, transfer, sale or lease (assuming such holder of Common Stock is not a Constituent Person or an Affiliate of a Constituent Person, failed to exercise any rights of election and received per share the kind and amount received per share by a plurality of Non-electing Shares). No adjustment in the Conversion Rate will be made until such adjustment would require an increase or decrease of at least one percent of such rate, provided that any adjustment that would otherwise be made will be carried forward and taken into account in the computation of any subsequent adjustment.

                  If this Note is a Registrable Note (as defined in this Indenture), then the Holder of this Note (including any Person that has a beneficial interest in this Note) and the Common Stock of the Company issuable upon conversion hereof is entitled to the benefits of a Registration Rights Agreement, dated as of June 29, 2001, executed by the Company (the "Registration Rights Agreement"). Pursuant to the Registration Rights Agreement, the Company has agreed for the benefit of the Holders from time to time of the Registrable Notes that it will, at its expense, (a) within 60 days after the Issue Date file a shelf registration statement (the "Shelf Registration Statement") with the Commission with respect to resales of the Registrable Notes, (b) use its reasonable efforts to cause such Shelf Registration Statement to be declared effective by the Commission within 150 days after the Issue Date of the Notes, provided, however, that the Company may, upon written notice to all the Holders, postpone having the Shelf Registration Statement declared effective for a reasonable period not to exceed 60 days if the Company possesses material non-public information, the disclosure of which would have a material adverse effect on the Company and its subsidiaries taken as a whole, and (c) use its reasonable efforts to maintain such Shelf Registration Statement effective under the Securities Act of 1933, as amended, until the second anniversary of the date it is declared effective or such earlier date as is provided in the Registration Rights Agreement (the "Effectiveness Period"). The Company will be permitted to suspend the use of the prospectus which is part of the Shelf Registration Statement during certain periods of time as provided in the Registration Rights Agreement.

                  If (i) on or prior to 60 days following the Issue Date, a Shelf Registration Statement has not been filed with the Commission, or (ii) on or prior to the 150th day following the Issue Date, such Shelf Registration Statement is not declared effective (each, a "Registration Default"), additional interest ("Liquidated Damages") will accrue on this Restricted Note from and including the day following such Registration Default to but excluding the day on which such Registration Default has been cured. Liquidated Damages will be paid semi-annually in arrears, with the first semi-annual payment due on the first Interest Payment Date in respect of the Restricted Notes following the date on which such Liquidated Damages begin to accrue, and will accrue at a rate per annum equal to an additional one-quarter of one percent (0.25%) of the principal amount of the Restricted Notes to and including the 90th day following such Registration Default and at a rate per annum equal to one-half of one percent (0.50%) thereof from and after the 91st day following such Registration Default.

                  Pursuant to the Registration Rights Agreement, in the event that the Shelf Registration Statement ceases to be effective (or the Holders of Registrable Notes are otherwise prevented or restricted by the Company from effecting sales pursuant thereto) during the Effectiveness Period for more than 30 days, whether or not consecutive, in any 60-day period, or

60 days, whether or not consecutive, during any 12-month period, then the interest rate borne by the Restricted Notes shall increase by an additional one-half of one percent (0.50%) per annum from the 31st day of the applicable 60-day period or the 61st day of the applicable 12-month period, as the case may be, that such Shelf Registration Statement ceases to be effective (or the Holders of Registrable Notes are otherwise prevented or restricted by the Company from effecting sales pursuant thereto) to but excluding the day on which
(i) the Shelf Registration Statement again becomes effective, (ii) the Holders of Registrable Notes are no longer otherwise prevented or restricted by the Company from effecting sales pursuant thereto or (iii) the Effectiveness Period expires.

                  Whenever in this Note there is a reference, in any context, to the payment of the principal of, premium, if any, or interest on, or in respect of, any Note, such mention shall be deemed to include mention of the payment of Liquidated Damages payable as described in the preceding paragraph to the extent that, in such context, Liquidated Damages are, were or would be payable in respect of such Note and express mention of the payment of Liquidated Damages (if applicable) in any provisions of this Note shall not be construed as excluding Liquidated Damages in those provisions of this Note where such express mention is not made.

                  If this Note is a Registrable Note and the Holder of this Note (including any Person that has a beneficial interest in this Note) elects to sell this Note pursuant to the Shelf Registration Statement then, by its acceptance hereof, such Holder of this Note agrees to be bound by the terms of the Registration Rights Agreement relating to the Registrable Notes which are the subject of such election.

                  If a Change in Control occurs, the Holder of this Note, at the Holder's option, shall have the right, in accordance with the provisions of the Indenture, to require the Company to repurchase this Note (or any portion of the principal amount hereof that is at least $1,000 or an integral multiple of $1,000 in excess thereof, provided that the portion of the principal amount of this Note to be Outstanding after such repurchase is at least equal to U.S. $1,000) for cash at a Repurchase Price equal to 100% of the principal amount thereof plus interest accrued to the Repurchase Date. At the option of the Company, the Repurchase Price may be paid in cash or, subject to the conditions provided in the Indenture, by delivery of shares of Common Stock having a fair market value equal to the Repurchase Price. For purposes of this paragraph, the fair market value of shares of Common Stock shall be determined by the Company and shall be equal to 95% of the average of the Closing Prices Per Share for the five consecutive Trading Days immediately preceding and including the third Trading Day prior to the Repurchase Date. Whenever in this Note there is a reference, in any context, to the principal of any Note as of any time, such reference shall be deemed to include reference to the Repurchase Price payable in respect of such Note to the extent that such Repurchase Price is, was or would be so payable at such time, and express mention of the Repurchase Price in any provision of this Note shall not be construed as excluding the Repurchase Price so payable in those provisions of this Note when such express mention is not made; provided, however, that, for the purposes of the second succeeding paragraph, such reference shall be deemed to include reference to the Repurchase Price only to the extent the Repurchase Price is payable in cash.

                  [The following paragraph shall appear in each Global Note:

                  In the event of a deposit or withdrawal of an interest in this Note, including an exchange, transfer, repurchase or conversion of this Note in part only, the Trustee, as custodian of the Depositary, shall make an adjustment on its records to reflect such deposit or withdrawal in accordance with the Applicable Procedures.]

                  [The following paragraph shall appear in each Note that is not a Global Note:

                  In the event of repurchase or conversion of this Note in part only, a new Note or Notes for the unrepurchased or unconverted portion hereof will be issued in the name of the Holder hereof.]

                  The indebtedness evidenced by this Note is, to the extent and in the manner provided in the Indenture, subordinate and subject in right of payment to the prior payment in full of all Senior Indebtedness of the Company, and this Note is issued subject to such provisions of the Indenture with respect thereto. Each Holder of this Note, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination so provided and (c) appoints the Trustee his attorney-in-fact for any and all such purposes.

                  If an Event of Default shall occur and be continuing, the principal of all the Notes, together with accrued interest to the date of declaration, may be declared due and payable in the manner and with the effect provided in the Indenture. Upon payment (i) of the amount of principal so declared due and payable, together with accrued interest to the date of declaration, and (ii) of interest on any overdue principal and, to the extent permitted by applicable law, overdue interest, all of the Company's obligations in respect of the payment of the principal of and interest on the Notes shall terminate.

                  The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Notes under the Indenture at any time by the Company and the Trustee with either (a) the written consent of the Holders of not less than a majority in principal amount of the Notes at the time Outstanding, or (b) by the adoption of a resolution, at a meeting of Holders of the Outstanding Notes at which a quorum is present, by the Holders of at least 66-2/3% in aggregate principal amount of the Outstanding Notes represented and entitled to vote at such meeting. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Notes at the time Outstanding, on behalf of the Holders of all the Notes, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any
Note issued in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Note or such other Note.

                  As provided in and subject to the provisions of the Indenture, the Holder of this Note shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default, the Holders of not less than 25% in principal amount of the Outstanding Notes shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity and the Trustee shall not have received from the Holders of a majority in principal amount of the Notes Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Note for the enforcement of any payment of principal hereof, premiums if any, or interest (including Liquidated Damages) hereon on or after the respective due dates expressed herein or for the enforcement of the right to convert this Note as provided in the Indenture.

                  No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, premium, if any, and interest (including Liquidated Damages) on this Note at the times, places and rate, and in the coin or currency, herein prescribed or to convert this Note as provided in the Indenture.

                  As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable on the Note Register upon surrender of this Note for registration of transfer at the Corporate Trust Office of the Trustee or at such other office or agency of the Company as may be designated by it for such purpose in the Borough of Manhattan, The City of New York (which shall initially be an office or agency of the Trustee), or at such other offices or agencies as the Company may designate, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Note Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing, and thereupon one or more new Notes, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees by the Registrar. No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to recover any tax or other governmental charge payable in connection therewith.

                  Prior to due presentation of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name Note is registered, as the owner thereof for all purposes, whether or not such Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

                  No recourse for the payment of the principal (and premium, if any) or interest on this Note and no recourse under or upon any obligation, covenant or agreement of the Company in the Indenture or any indenture supplemental thereto or in any Note, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, employee, agent, officer or director or subsidiary, as such, past, present or future, of the Company or of any successor corporation, either directly or through the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of consideration for the issue hereof, expressly waived and released.

         THE INDENTURE AND THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, UNITED STATES OF AMERICA.

                  All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                                  ABBREVIATIONS

                  The following abbreviations, when used in the inscription of the face of this Note, shall be construed as though they were written out in full according to applicable laws or regulations:

                  TEN COM -         as tenants in common

                  TEN ENT -         as tenants by the entireties

                  JT TEN - as joint tenants with right of survivorship and not as tenants in common

                  CUST -            as Custodian

                  U/G/M/A -         Uniform Gifts to Minors Act


                  Additional abbreviations may also be used though not in the above list.

                    ELECTION OF HOLDER TO REQUIRE REPURCHASE

                  (1) Pursuant to Article 13.1 of the Indenture, the undersigned hereby elects to have this Note repurchased by the Company.

                  (2) The undersigned hereby directs the Trustee or the Company to pay it or an amount in cash or, at the Company's election, Common Stock valued as set forth in the Indenture, equal to 100% of the principal amount to be repurchased (as set forth below), plus interest accrued to the Repurchase Date, as provided in the Indenture.

                                                     Dated: ________________________________

                  --------------------------------------

                  --------------------------------------

                                                     Signature(s)

                                                     Signature(s) must be guaranteed by an Eligible
                                                     Guarantor Institution with membership in an
                                                     approved signature guarantee program pursuant
                                                     to Rule 17Ad-15 under the Securities Exchange
                                                     Act of 1934.


                  --------------------------------------

                                                     Signature Guaranteed

Principal amount to be repurchased
(at least U.S. $1,000 or an integral multiple $1,000 in excess thereof):

                  -------------------------------

Remaining principal amount following such repurchase
 (not less than U.S. $1,000):           _________________________________

NOTICE: The signature to the foregoing Election must correspond to the Name as written upon the face of this Note in every particular, without alteration or any change whatsoever.

SECTION 2.3                FORM OF CERTIFICATE OF AUTHENTICATION.

                  The Trustee's certificate of authentication shall be in substantially the following form:

                  This is one of the Notes referred to in the within-mentioned Indenture.

                                            National City Bank,
                                            as Trustee


                                            By: ________________________________
                                                     Authorized Signatory

Dated:______________

SECTION 2.4                FORM OF CONVERSION NOTICE

                                CONVERSION NOTICE

                  The undersigned Holder of this Note hereby irrevocably exercises the option to convert this Note, or any portion of the principal amount hereof (which is U.S. $1,000 or an integral multiple of U.S. $1,000 in excess thereof, PROVIDED that the unconverted portion of such principal amount is U.S. $1,000 or any integral multiple of U.S. $1,000 in excess thereof) below designated, into shares of Common Stock in accordance with the terms of the Indenture referred to in this Note, and directs that such shares, together with a check in payment for any fractional share and any Notes representing any unconverted principal amount hereof, be delivered to and be registered in the name of the undersigned unless a different name has been indicated below. If shares of Common Stock or Notes are to be registered in the name of a Person other than the undersigned, (a) the undersigned will pay all transfer taxes payable with respect thereto and (b) signature(s) must be guaranteed by an Eligible Guarantor Institution with membership in an approved signature guarantee program pursuant to Rule 17Ad-15 under the Securities Exchange Act of 1934. Any amount required to be paid by the undersigned on account of interest accompanies this Note.

Dated: _________________________________________________________________

                    -----------------------------------------

                                  Signature(s)

If shares or Notes are to be registered in the name of a           If only a portion of the Notes is to be converted,
Person other than the Holder, please print such Person's           please indicate:
name and address:
                                                                   1.       Principal amount to be converted:

_________________________________                                                           U.S. $ ___________
         Name
                                                                   2.       Principal amount and denomination of Notes
                                                                            representing unconverted principal amount to
_________________________________                                           be issued:
         Address

                                                                                     Amount U.S. $___________
---------------------------------
Social Security or other Identification Number, if any             (U.S.  $1,000 or any integral multiple of U.S. $1,000 in
                                                                   excess thereof,  PROVIDED that the  unconverted  portion
                                                                   of such principal  amount is U.S. $1,000 or any integral
                                                                   multiple of U.S. $1,000 in excess thereof)

---------------------------------
[Signature Guaranteed]

SECTION 2.5                FORM OF ASSIGNMENT.

                  For value received ________________ hereby sell(s), assign(s) and transfer(s) unto ________________ (Please insert social security or other identifying number of assignee) the within Note, and hereby irrevocably constitutes and appoints ____________________as attorney to transfer the said Note on the books of the Company, with full power of substitution in the premises.

Dated:

                  -------------------------------

                  -------------------------------

                                            Signature(s)


                                            Signature(s) must be guaranteed by
                                            an Eligible Guarantor Institution
                                            with membership in an approved
                                            signature guarantee program pursuant
                                            to Rule 17Ad - 15 under the
                                            Securities Exchange Act of 1934.

                                   ARTICLE III
                                 THE SECURITIES


SECTION 3.1                TITLE AND TERMS.

                  The aggregate principal amount of Notes which may be authenticated and delivered under this Indenture is limited to U.S. $150,000,000 (or $175,000,000 if the Initial Purchasers exercise in full their right to purchase additional Notes), except for Notes authenticated and delivered pursuant to Section 3.4, 3.5, 3.6, 8.5, 11.2 or 13.3(5) in exchange for, or in lieu of, other Notes previously authenticated and delivered under this Indenture

                  The Notes shall be known and designated as the "7.00% Convertible Subordinated Notes due July 15, 2006" of the Company. Their Stated Maturity shall be July 15, 2006 and they shall bear interest on their principal amount from June 29, 2001, payable semi-annually in arrears on January 15 and July 15 in each year, commencing January 15, 2002, at the rate of 7.00% per annum until the principal thereof is due and at the rate of 7.00% per annum on any overdue principal and, to the extent permitted by law, on any overdue interest; provided, however, that payments shall only be made on a Business Day as provided in Section 1.12.

                  The principal of, premium, if any, and interest on the Notes shall be payable as provided in the form of Notes set forth in Section 2.2, and the Repurchase Price, whether payable in cash or in shares of Common Stock, shall be payable at such places as are identified in the Company Notice given pursuant to Section 13.3 (any city in which any Paying Agent is located being herein called a "Place of Payment").

                  The Registrable Notes are entitled to the benefits of a Registration Rights Agreement as provided by Section 10.11 and in the form of Note set forth in Section 2.2. The Notes are entitled to the payment of Liquidated Damages as provided by Section 10.11.

                  The Company shall not optionally redeem the Notes at any time.

                  The Notes shall be convertible as provided in Article XI (any city in which any Conversion Agent is located being herein called a "Place of Conversion").

                  The Notes shall be subordinated in right of payment to Senior Indebtedness of the Company as provided in Article XII.

                  The Notes shall be subject to repurchase by the Company at the option of the Holders as provided in Article XIII.

SECTION 3.2                DENOMINATIONS.

                  The Notes shall be issuable only in fully registered form, without coupons, in denominations of U.S. $1,000 and integral multiples of U.S. $1,000 in excess thereof.

SECTION 3.3               EXECUTION, AUTHENTICATION, DELIVERY AND DATING.

                  The Notes shall be executed on behalf of the Company by its Chairman of the Board, its Vice Chairman of the Board, its Chief Executive Officer, its President, one of its Executive Vice Presidents or one of its Vice Presidents. Any such signature may be manual or facsimile.

                  Notes bearing the manual or facsimile signature of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Notes or did not hold such offices at the date of such Notes.

                  At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Notes executed by the Company to the Trustee or to its order for authentication, together with a Company Order for the authentication and delivery of such Notes, and the Trustee in accordance with such Company Order shall either at one time or from time to time pursuant to such instructions as may be described therein authenticate and deliver such Notes as provided in this Indenture and not otherwise. Such Company Order shall specify the amount of Notes to be authenticated and the date on which the original issue of Notes is to be authenticated, and shall certify the conditions precedent to the issuance of such Notes contained in this Indenture have been complied with.

                  Each Note shall be dated the date of its authentication.

                  No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Note a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature of an authorized signatory, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder and is entitled to the benefits of the Indenture. The Trustee may appoint an Authenticating Agent pursuant to the terms of Section 6.12.

SECTION 3.4               GLOBAL NOTES; NON-GLOBAL NOTES; BOOK-ENTRY PROVISIONS.

                  (1)      Global Notes

                           (i) Each Global Note authenticated under this
Indenture shall be registered in the name of the Depositary designated by the Company for such Global Note or a nominee thereof and delivered to such Depositary or a nominee thereof or custodian therefor, and each such Global Note shall constitute a single Note for all purposes of this Indenture.

                           (ii) Except for exchanges of Global Notes for
definitive, non-Global Notes at the sole discretion of the Company, no Global Note may be exchanged in whole or in part for Notes registered, and no transfer of a Global Note in whole or in part may be registered, in the name of any Person other than the Depositary for such Global Note or a nominee thereof unless (A) such Depositary (i) has notified the Company that it is unwilling, unable or no longer qualified to continue as Depositary for such Global Note or (ii) has ceased to be a clearing agency registered as such under the Exchange Act or announces an intention permanently to cease business or does in fact do so or (B) there shall have occurred and be continuing an Event of Default with respect to such Global Note. In such event, if a successor Depositary for such Global Note is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such ineligibility, the Company will execute, and the Trustee, upon receipt of an Officers' Certificate directing the authentication and delivery of Notes, will authenticate and deliver, Notes, in any authorized denominations in an aggregate principal amount equal to the principal amount of such Global Note in exchange for such Global Note.

                           (iii) If any Global Note is to be exchanged for other
Notes or cancelled in whole, it shall be surrendered by or on behalf of the Depositary or its nominee to the Trustee, as Note Registrar, for exchange or cancellation, as provided in this Article III. If any Global Note is to be exchanged for other Notes or cancelled in part, or if another Note is to be exchanged in whole or in part for a beneficial interest in any Global Note, in each case, as provided in Section 3.5, then either (A) such Global Note shall be so surrendered for exchange or cancellation, as provided in this Article III, or
(B) the principal amount thereof shall be reduced or increased by an amount equal to the portion thereof to be so exchanged or cancelled, or equal to the principal amount of such other Note to be so exchanged for a beneficial interest therein, as the case may be, by means of an appropriate adjustment made on the records of the Trustee, as Note Registrar, whereupon the Trustee, in accordance with the Applicable Procedures, shall instruct the Depositary or its authorized representative to make a corresponding adjustment to its records. Upon any such surrender or adjustment of a Global Note, the Trustee shall, subject to Section 3.5(3) and as otherwise provided in this Article III, authenticate and deliver any Notes issuable in exchange for such Global Note (or any portion thereof) to or upon the order of, and registered in such names as may be directed by, the Depositary or its authorized representative. Upon the request of the Trustee in connection with the occurrence of any of the events specified in the preceding paragraph, the Company shall promptly make available to the Trustee a reasonable supply of Notes that are not in the form of Global Notes. The Trustee shall be entitled to rely upon any order, direction or request of the Depositary or its authorized representative which is given or made pursuant to this Article III if such order, direction or request is given or made in accordance with the Applicable Procedures.

                           (iv) Every Note authenticated and delivered upon
registration of transfer of, or in exchange for or in lieu of, a Global Note or any portion thereof, whether pursuant to this Article III or otherwise, shall be authenticated and delivered in the form of, and shall be, a registered Global Note, unless such Note is registered in the name of a Person other than the Depositary for such Global Note or a nominee thereof, in which case such Note shall be authenticated and delivered in definitive, fully registered form, without interest coupons.

                           (v) The Depositary or its nominee, as registered
owner of a Global Note, shall be the Holder of such Global Note for all purposes under the Indenture and the Notes, and owners of beneficial interests in a Global Note shall hold such interests pursuant to the Applicable Procedures. Accordingly, any such owner's beneficial interest in a Global Note will be shown only on, and the transfer of such interest shall be effected only through, records maintained by the Depositary or its nominee or its Agent Members and such owners of beneficial interests in a Global Note will not be considered the owners or holders thereof.

                  (2) NON-GLOBAL NOTES. Notes issued upon the events described in Section 3.4(l)(ii) shall be in definitive, fully registered form, without interest coupons, and shall bear the Restricted Notes Legend as required by this Indenture.

SECTION 3.5                REGISTRATION; REGISTRATION OF TRANSFER AND EXCHANGE;
                           RESTRICTIONS ON TRANSFER.

                  (1) The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office referred to as the "Note Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Notes and of transfers of Notes. The Trustee is hereby appointed "Note Registrar" for the purpose of registering Notes and transfers and exchanges of Notes as herein provided.

                  Upon surrender for registration of transfer of any Note at an office or agency of the Company designated pursuant to Section 10.2 for such purpose, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Notes of any authorized denominations and of a like aggregate principal amount and bearing such restrictive legends as may be required by this Indenture.

                  At the option of the Holder, and subject to the other provisions of this Section 3.5, Notes may be exchanged for other Notes of any authorized denomination and of a like aggregate principal amount, upon surrender of the Notes to be exchanged at any such office or agency. Whenever any Notes are so surrendered for exchange, and subject to the other provisions of this
Section 3.5, the Company shall execute, and the Trustee shall authenticate and deliver, the Notes which the Holder making the exchange is entitled to receive. Every Note presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Note Registrar) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee and the Note Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

                  All Notes issued upon any registration of transfer or exchange of Notes shall be the valid obligations of the Company, evidencing the same debt and entitled to the same benefits under this Indenture as the Notes surrendered upon such registration of transfer or exchange.

                  No service charge shall be made to a Holder for any registration of transfer or exchange of Notes except as provided in Section 3.6, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes, other than exchanges pursuant to
Section 3.4, 8.5, 11.2 or 13.3 (other than where the shares of Common Stock are to be issued or delivered in a name other than that of the Holder of the Note) not involving any transfer and other than any stamp and other duties, if any, which may be imposed in connection with any such transfer or exchange by the United States or any political subdivision thereof or therein, which shall be paid by the Company.

                  (2) CERTAIN TRANSFERS AND EXCHANGES. Notwithstanding any other provision of this Indenture or the Notes, transfers and exchanges of Notes and beneficial interests in a Global Note of the kinds specified in this Section 3.5(2) shall be made only in accordance with this Section 3.5(2).

                  (i) RESTRICTED GLOBAL NOTE TO RESTRICTED NON-GLOBAL NOTE. In the event that non-Global Notes are to be issued pursuant to Section 3.4(1)(ii) in connection with any transfer of Notes, such transfer may be effected only in accordance with the provisions of this Clause (2)(i) and subject to the Applicable Procedures. Upon receipt by the Trustee, as Note Registrar, of (A) a Company Order from the Company directing the Trustee, as Note Registrar, to (x) authenticate and deliver one or more Notes of the same aggregate principal amount as the beneficial interest in the Restricted Global Note to be transferred, such instructions to contain the name or names of the designated transferee or transferees, the authorized denomination or denominations of the Notes to be so issued and appropriate delivery instructions and (y) decrease the beneficial interest of a specified Agent Member's account in a Restricted Global Note by a specified principal amount not greater than the principal amount of such Restricted Global Note, and (B) such other certifications, legal opinions or other information as the Company or the Trustee may reasonably require to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act, then the Trustee, as Note Registrar, shall decrease the principal amount of the Restricted Global Note by the specified amount and authenticate and deliver Notes in accordance with such instructions from the Company as provided in
Section 3.4(1)(iii).

                  (ii) RESTRICTED NON-GLOBAL NOTE TO RESTRICTED GLOBAL NOTE. If the Holder of a Restricted Note (other than a Global Note) wishes at any time to transfer all or any portion of such Restricted Note to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Restricted Global Note, such transfer may be effected only in accordance with the provisions of this Clause (2)(ii) and subject to the Applicable Procedures. Upon receipt by the Trustee, as Note Registrar, of (A) such Restricted Note as provided in Section 3.5(1) and instructions from the Company directing that a beneficial interest in the Restricted Global Note in a specified principal amount not greater than the principal amount of such Note be credited to a specified Agent Member's account and (B) a Restricted Notes Certificate, satisfactory to the Trustee and duly executed by such Holder or his attorney duly authorized in writing, then the Trustee, as Note Registrar, shall cancel such Restricted Note (and issue a new Restricted Note in respect of any untransferred portion thereof) as provided in Section 3.5(1) and increase the principal amount of the Restricted Global Note by the specified principal amount as provided in Section 3.4(1)(iii).

                  (iii) EXCHANGES BETWEEN GLOBAL NOTE AND NON-GLOBAL NOTE. A beneficial interest in a Global Note may be exchanged for a Note that is not a Global Note only as provided in Section 3.4 or only if such exchange occurs in connection with a transfer effected in accordance with Clause 2(i) above, PROVIDED that, if such interest is a beneficial interest in the

Restricted Global Note, then such interest shall be exchanged for a Restricted Note (subject in each case to Section 3.5(3)). A Note that is not a Global Note may be exchanged for a beneficial interest in a Global Note only if such exchange occurs in connection with a transfer effected in accordance with Clause
(2)(ii) above.

                  (3) SECURITIES ACT LEGENDS. All Notes issued pursuant to this Indenture, and all Successor Notes, shall bear the Restricted Notes Legend, subject to the following:

                  (i) subject to the following Clauses of this Section 3.5(3), a Note or any portion thereof which is exchanged, upon transfer or otherwise, for a Global Note or any portion thereof shall bear the Restricted Notes Legend borne by such Global Note for which the Note was exchanged;

                  (ii) subject to the following Clauses of this Section 3.5(3), a new Note which is not a Global Note and is issued in exchange for another Note (including a Global Note) or any portion thereof, upon transfer or otherwise, shall bear the Restricted Notes Legend for which the Note was exchanged;

                  (iii) any Notes which are sold or otherwise disposed of pursuant to an effective registration statement under the Securities Act (including the Shelf Registration Statement), together with their Successor Notes shall not bear a Restricted Notes Legend; the Company shall inform the Trustee in writing of the effective date of any such registration statement registering the Notes under the Securities Act and shall notify the Trustee at any time when prospectuses must be delivered with respect to Notes to be sold pursuant to such registration statement. The Trustee shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the aforementioned registration statement;

                  (iv) at any time after the Notes may be freely transferred without registration under the Securities Act or without being subject to transfer restrictions pursuant to the Securities Act, a new Note which does not bear a Restricted Notes Legend may be issued in exchange for or in lieu of a Note (other than a Global Note) or any portion thereof which bears such a legend if the Trustee has received an Unrestricted Notes Certificate, satisfactory to the Trustee and duly executed by the Holder of such Note bearing a Restricted Notes Legend or his attorney duly authorized in writing, and after such date and receipt of such certificate, the Trustee shall authenticate and deliver such new
Note in exchange for or in lieu of such other Note as provided in this Article III;

                  (v) a new Note which does not bear a Restricted Notes Legend may be issued in exchange for or in lieu of a Note (other than a Global Note) or any portion thereof which bears such a legend if, in the Company's judgment, placing such a legend upon such new Note is not necessary to ensure compliance with the registration requirements of the Securities Act, and the Trustee, at the direction of the Company, shall authenticate and deliver such a new Note as provided in this Article III; and

                  (vi) notwithstanding the foregoing provisions of this Section 3.5(3), a Successor Note of a Note that does not bear a Restricted Notes Legend shall not bear such legend unless the Company has reasonable cause to believe that such Successor Note is a "restricted Note" within the meaning of Rule 144, in which case the Trustee, at the direction of the Company, shall authenticate and deliver a new Note bearing a Restricted Notes Legend in exchange for such Successor Note as provided in this Article III.

                  (4) Any stock certificate representing shares of Common Stock issued upon conversion of the Notes shall bear the Restricted Notes Legend borne by such Notes, to the extent required by this Indenture, unless such shares of Common Stock have been sold pursuant to a registration statement that has been declared effective under the Securities Act (and which continues to be effective at the time of such transfer) or sold pursuant to Rule 144(k) of the Securities Act, or unless otherwise agreed by the Company in writing with written notice thereof to the transfer agent for the Common Stock. With respect to the transfer of shares of Common Stock issued upon conversion of the Notes that are restricted hereunder, any deliveries of certificates, legal opinions or other instruments that would be required to be made to the Note Registrar in the case of a transfer of Notes, as described above, shall instead be made to the transfer agent for the Common Stock.

                  (5) Neither the Trustee, the Paying Agent nor any of their agents shall (i) have any duty to monitor compliance with or with respect to any federal or state or other securities or tax laws or (ii) have any duty to obtain documentation on any transfers or exchanges other than as specifically required hereunder.

SECTION 3.6                MUTILATED, DESTROYED, LOST OR STOLEN NOTES.

                  If any mutilated Note is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Note of like tenor and principal amount and bearing a number not contemporaneously outstanding.

                  If there be delivered to the Company and to the Trustee:

                  (1) evidence to their satisfaction of the destruction, loss or theft of any Note, and

                  (2) such security or indemnity as may be satisfactory to the Company and the Trustee to save each of them and any agent of either of them harmless, then, in the absence of actual notice to the Company or the Trustee that such Note has been acquired by a bona fide purchaser, the Company shall execute and the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Note, a new Note of like tenor and principal amount and bearing a number not contemporaneously outstanding.

                  In case any such mutilated, destroyed, lost or stolen Note has become or is about to become due and payable, the Company in its discretion, but subject to any conversion rights, may, instead of issuing a new Note, pay such Note, upon satisfaction of the conditions set forth in the preceding paragraph.

                  Upon the issuance of any new Note under this Section 3.6, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto (other than any stamp and other duties, if any, which may be imposed in connection therewith by the United States or any political subdivision thereof or therein, which shall be paid by the Company) and any other expenses (including the fees and expenses of the Trustee) connected therewith.

                  Every new Note issued pursuant to this Section 3.6 in lieu of any mutilated, destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the Company, whether or not the mutilated, destroyed, lost or stolen Note shall be at any time enforceable by anyone, and such new Note shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder.

                  The provisions of this Section 3.6 are exclusive and shall preclude (to the extent lawful) all other rights and remedies of any Holder with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

SECTION 3.7                PAYMENT OF INTEREST; INTEREST RIGHTS PRESERVED.

                  Interest on any Note which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Note (or one or more Predecessor Notes) is registered at the close of business on the Regular Record Date for such interest.

                  Any interest on any Note which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Clause (1) or (2) below:

                  (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Notes (or their respective Predecessor Notes) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Note, the date of the proposed payment and the Special Record Date, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. The Special Record Date for the payment of such Defaulted Interest shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder at such Holder's address as it appears in the Note Register, not less than 10 days prior to such Special

Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Notes (or their respective Predecessor Notes) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (2).

                  (2) The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee.

                  Subject to the foregoing provisions of this Section and
Section 3.5, each Note delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Note shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Note.

                  Interest on any Note which is converted in accordance with
Section 11.2 during a Record Date Period shall be payable in accordance with the provisions of Section 11.2.

SECTION 3.8                PERSONS DEEMED OWNERS.

                  Prior to due presentment of a Note for registration of transfer, the Company, the Trustee, any Paying Agent and any agent of the Company, the Trustee or any Paying Agent may treat the Person in whose name such
Note is registered as the owner of such Note for the purpose of receiving payment of principal of, premium, if any, and (subject to Section 3.7) interest on such Note and for all other purposes whatsoever, whether or not such Note be overdue, and neither the Company, the Trustee, any Paying Agent nor any agent of the Company, the Trustee or any Paying Agent shall be affected by notice to the contrary.

SECTION 3.9                CANCELLATION.

                  All Notes surrendered for payment, repurchase, registration of transfer or exchange or conversion shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee. All Notes so delivered to the Trustee shall be cancelled promptly by the Trustee (or its agent). No Notes shall be authenticated in lieu of or in exchange for any Notes cancelled as provided in this Section 3.9. All cancelled Notes held by the Trustee shall be disposed of as directed by a Company Order.

SECTION 3.10               COMPUTATION OF INTEREST.

                  Interest on the Notes (including any Liquidated Damages) shall be computed on the basis of a 360-day year of twelve 30-day months.

SECTION 3.11               CUSIP NUMBERS.

                  The Company in issuing Notes may use "CUSIP" numbers (if then generally in use) in addition to serial numbers; if so, the Trustee shall use such CUSIP numbers in addition to serial numbers in notices to repurchase as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such CUSIP numbers either as printed on the Notes or as contained in any notice to repurchase and that reliance may be placed only on the serial or other identification numbers printed on the Notes, and any such repurchase shall not be affected by any defect in or omission of such CUSIP numbers.

                                   ARTICLE IV
                           SATISFACTION AND DISCHARGE


SECTION 4.1                SATISFACTION AND DISCHARGE OF INDENTURE.

                  This Indenture shall upon Company Request cease to be of further effect (except as to any surviving rights of conversion, or registration of transfer or exchange, or replacement of Notes herein expressly provided for and any right to receive Liquidated Damages as provided in Section 10.11 and in the form of Notes set forth in Section 2.2 and the Company's obligations to the Trustee pursuant to Section 6.7), and the Trustee, at the expense of the Company, shall execute proper instruments in form and substance satisfactory to the Trustee acknowledging satisfaction and discharge of this Indenture, when

                  (1) either

                  (i) all Notes theretofore authenticated and delivered (other than (A) Notes which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 3.6 and (B) Notes for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 10.3) have been delivered to the Trustee for cancellation; or

                  (ii) all such Notes not theretofore delivered to the Trustee or its agent for cancellation (other than Notes referred to in clauses (A) and (B) of clause (l)(i) above)

                           (a) have become due and payable, or

                           (b) will have become due and payable at their Stated
                               Maturity within one year

and the Company, in the case of clause (a) or (b) above, has deposited or caused to be deposited with the Trustee as trust funds (immediately available to the Holders in the case of clause (a)) in trust for the purpose an amount in cash sufficient to pay and discharge the entire indebtedness on such Notes not theretofore delivered to the Trustee for cancellation, for principal, premium, if any, and interest (including any Liquidated Damages) to the date of such deposit (in the case of Notes which have become due and payable) or to the Stated Maturity;

                  (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

                  (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

                  Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 6.7, the obligations of the Company to any Authenticating Agent under Section 6.12, the obligation of the Company to pay Liquidated Damages, if money shall have been deposited with the Trustee pursuant to clause (l)(ii) of this Section 4.1, the obligations of the Trustee under Section 4.2 and the last paragraph of Section
10.3 and the obligations of the Company and the Trustee under Section 3.5 and
Article XI shall survive. Funds held in trust pursuant to this Section are not subject to the provisions of Article XII.

SECTION 4.2                APPLICATION OF TRUST MONEY.

                  Subject to the provisions of the last paragraph of Section 10.3, all money deposited with the Trustee pursuant to Section 4.1 and in accordance with the provisions of Article XII shall be held in trust for the sole benefit of the Holders and not be subject to the subordination provisions of Article XII, and such monies shall be applied by the Trustee, in accordance with the provisions of the Notes and this Indenture, to the payment, either directly or through any Paying Agent, to the Persons entitled thereto, of the principal, premium, if any, and interest for whose payment such money has been deposited with the Trustee.

                  All moneys deposited with the Trustee pursuant to Section 4.1 (and held by it or any Paying Agent) for the payment of Notes subsequently converted shall be returned to the Company upon Company Request.

                  The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed or assessed against all money deposited with the Trustee pursuant to Section 4.1 (other than income taxes and franchise taxes incurred or payable by the Trustee and such other taxes, fees or charges incurred or payable by the Trustee that are not directly the result of the deposit of such money with the Trustee).

                                    ARTICLE V
                                    REMEDIES


SECTION 5.1                EVENTS OF DEFAULT.

                  "Event of Default", wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be occasioned by the provisions of Article XII or be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                  (1) default in the payment of the principal of or premium, if any, on any Note at its Maturity, whether or not such payment is prohibited by the subordination provisions of this Indenture; or

                  (2) default in the payment of any interest (including any Liquidated Damages) upon any Note when it becomes due and payable, and continuance of such default for a period of 30 days, whether or not such payment is prohibited by the subordination provisions of this Indenture; or

                  (3) failure by the Company to give a Company Notice in accordance with Section 13.3, whether or not such payment is prohibited by the subordination provisions of this Indenture; or

                  (4) default in the performance, or breach, of any covenant or warranty of the Company in this Indenture (other than a covenant or warranty a default in the performance or breach of which is specifically dealt with elsewhere in this Section), and continuance of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Notes a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default;" or

                  (5) any indebtedness under any bonds, debentures, notes or other evidences of indebtedness for money borrowed by the Company or under any mortgage, indenture or instrument under where there may be issued or by which there may be secured or evidenced any indebtedness for money borrowed by the Company (an "Instrument"), or any guarantee by the Company for indebtedness for money borrowed by any Subsidiary of the Company, with a principal amount then outstanding in excess of U.S. $20,000,000, whether such indebtedness now exists or shall hereafter be created, is not fully paid at final maturity of any Instrument either at its stated maturity or upon acceleration thereof, and such indebtedness is not discharged, or such acceleration is not rescinded or annulled, within a period of 60 days after there shall have been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Notes a written notice specifying such default and requiring the Company to cause such indebtedness to be discharged or cause such default to be cured or waived or such acceleration to be rescinded or annulled and stating that such notice is a "Notice of Default" hereunder; or

                  (6) the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the company under any applicable Federal or State law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; or

                  (7) the commencement by the Company of a voluntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or similar relief under any applicable Federal or State law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company in furtherance of any such action.

SECTION 5.2                ACCELERATION OF MATURITY; RESCISSION AND ANNULMENT.

                  If an Event of Default (other than an Event of Default specified in Section 5.1(6) or 5.1 (7)) occurs and is continuing, then in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Notes may, subject to the provisions of Article XII, declare the principal of all the Notes to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by the Holders), and upon any such declaration such principal and all accrued interest thereon shall become immediately due and payable. If an Event of Default specified in Section 5.1(6) or 5.1(7) occurs, the principal of, and accrued interest on, all the Notes shall, subject to the provisions of Article XII, ipso facto become immediately due and payable without any declaration or other Act of the Holders or any act on the part of the Trustee.

                  At any time after such declaration of acceleration has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article V provided, the Holders of a majority in principal amount of the

Outstanding Notes, by written notice to the Company and the Trustee, may, on behalf of all Holders, rescind and annul such declaration and its consequences if

                  (1) the Company has paid or deposited with the Trustee a sum sufficient to pay:

                  (i) all overdue interest on all Notes,

                  (ii) the principal of and premium, if any, on any Notes which have become due otherwise than by such declaration of acceleration and any interest thereon at the rate borne by the Notes,

                  (iii) to the extent permitted by applicable law, interest upon overdue interest at a rate of 7.00% per annum, and

                  (iv) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel;

                  (2) all Events of Default, other than the nonpayment of the principal of and any premium and interest on, Notes which have become due solely by such declaration of acceleration, have been cured or waived as provided in
Section 5.13; and

                  (3) such rescission and annulment would not conflict with any judgment or decree issued in appropriate judicial proceedings regarding the payment by the Trustee to the Holders of the amounts referred to in 5.2(1).

                  No rescission or annulment referred to above shall affect any subsequent default or impair any right consequent thereon.

SECTION 5.3                COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT
                           BY TRUSTEE.

                  The Company covenants that if:

                  (1) default is made in the payment of any interest (including any Liquidated Damages) on any Note when it becomes due and payable and such default continues for a period of 30 days, or

                  (2) default is made in the payment of the principal of or premium, if any, on any Note at the Maturity thereof, the Company will, upon demand of the Trustee but subject to the provisions of Article XII pay to it, for the benefit of the Holders of such Notes the whole amount then due and payable on such Notes for principal and interest (including any Liquidated Damages) and interest on any overdue principal and premium, if any, and, to the extent permitted by applicable law, on any overdue interest (including any Liquidated Damages), at a rate of 7.00% per annum, and in addition thereto, such further amount as shall be sufficient to cover the reasonable costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

                  If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any other obligor upon the Notes and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon the Notes, wherever situated.

                  If an Event of Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Notes by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

SECTION 5.4                TRUSTEE MAY FILE PROOFS OF CLAIM.

                  In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Notes or the property of the Company or of such other obligor or the creditors of either, the Trustee (irrespective of whether the principal of, and any interest on, the Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise, to take any and all actions authorized under the Trust Indenture Act in order to have the claims of the Holders and the Trustee allowed in any proceeding,

                  (1) to file and prove a claim for the whole amount of principal, premium, if any, and interest owing and unpaid in respect of the Notes and take such other actions, including participating as a member, voting or otherwise, of any official committee of creditors appointed in such matter, and to file such other papers or documents, in each of the foregoing cases, as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders of Notes allowed in such judicial proceeding, and

                  (2) to collect and receive any moneys or other property payable or deliverable on any such claim and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder of Notes to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders of Notes to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and any other amounts due the Trustee under Section 6.7.

                  Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder of a Note any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder of a Note in any such proceeding; provided, however, that the Trustee may, on behalf of such Holders, vote for the election of a trustee in bankruptcy or similar official and be a member of the Creditor's Committee.

SECTION 5.5                TRUSTEE MAY ENFORCE CLAIMS WITHOUT POSSESSION OF
                           NOTES.

                  All rights of action and claims under this Indenture or the Notes may be prosecuted and enforced by the Trustee without the possession of any of the Notes or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Notes in respect of which judgment has been recovered.

SECTION 5.6                APPLICATION OF MONEY COLLECTED.

                  Subject to Article XII, any money collected by the Trustee pursuant to this Article V shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal, premium, if any, or interest, upon presentation of the Notes and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

                  FIRST: To the payment of all amounts due the Trustee under
Section 6.7;

                  SECOND: To the payment of the amounts then due and unpaid for principal of, premium, if any, or interest (including Liquidated Damages, if any) on, the Notes in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Notes for principal, premium, if any, and interest (including Liquidated Damages, if any), respectively;

                  THIRD: To such other Person or Persons, if any, to the extent entitled thereto; and

                  FOURTH: Any remaining amounts shall be repaid to the Company.

SECTION 5.7                LIMITATION ON SUITS.

                  No Holder of any Note shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

                  (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default;

                  (2) the Holders of not less than 25% in principal amount of the Outstanding Notes shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

                  (3) such Holder or Holders have offered to the Trustee, and if requested, shall have provide, reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

                  (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity (or if requested, receipt of indemnity) has failed to institute any such proceeding; and

                  (5) no direction inconsistent with such written request has been given to the Trustee during such 60 day period by the Holders of a majority in principal amount of the Outstanding Notes, it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all such Holders.

SECTION 5.8 UNCONDITIONAL RIGHT OF HOLDERS TO RECEIVE PRINCIPAL, PREMIUM AND INTEREST AND TO CONVERT.

                  Notwithstanding any other provision in this Indenture, but subject to the provisions of Article XII, the Holder of any Note shall have the right, which is absolute and unconditional, to receive payment of the principal of, premium, if any, and (subject to Section 3.7) interest (including Liquidated Damages, if any) on such Note on the respective Stated Maturities expressed in such Note (or, in the case of repurchase, on the Repurchase Date), and to convert such Note in accordance with Article XI, and to institute suit for the enforcement of any such payment and right to convert, and such rights shall not be impaired without the consent of such Holder.

SECTION 5.9                RESTORATION OF RIGHTS AND REMEDIES.

                  If the Trustee or any Holder of a Note has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders of Notes shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and such Holders shall continue as though no such proceeding had been instituted.

SECTION 5.10               RIGHTS AND REMEDIES CUMULATIVE.

                  Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes in the last paragraph of Section 3.6, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders of Notes is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

SECTION 5.11               DELAY OR OMISSION NOT WAIVER.

                  No delay or omission of the Trustee or of any Holder of any Note to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or any acquiescence therein. Every right and remedy given by this
Article V or by law to the Trustee or to the Holders of Notes may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or (subject to the limitations contained in this Indenture) by the Holders of Notes as the case may be.

SECTION 5.12               CONTROL BY HOLDERS OF NOTES.

                  The Holders of a majority in principal amount of the Outstanding Notes shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee, provided that

                  (1) such direction shall not be in conflict with any rule of law or with this Indenture, and

                  (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction, and

                  (3) subject to Section 6.1, the Trustee shall have the right to decline to follow any such direction if the Trustee in good faith shall determine that the action so directed would involve the Trustee in personal liability or would be unduly prejudicial to Holders not joining in such direction.

SECTION 5.13               WAIVER OF PAST DEFAULTS.

                  The Holders, either (i) through the written consent of not less than a majority in principal amount of the Outstanding Notes or (ii) by the adoption of a resolution, at a meeting of Holders of the Outstanding Notes at which a quorum is present, by the Holders of at least 66-2/3% in principal amount of the Outstanding Notes represented at such meeting, may on behalf of the Holders of all the Notes waive any past default hereunder and its consequences, except a default (A) in the payment of the principal of, premium, if any, or interest (including Liquidated Damages) on any Note, or (B) in respect of a covenant or provision hereof which under Article

VIII cannot be modified or amended without the consent of the Holder of each Outstanding Note affected. The provisions of this section modify the provisions of Section 316(a)(1) of the Trust Indenture Act.

                  Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

SECTION 5.14               UNDERTAKING FOR COSTS.

                  All parties to this Indenture agree, and each Holder of any Note by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but neither the provisions of this Section 5.14 nor the Trust Indenture Act shall apply to any suit instituted by the Company, to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the Outstanding Notes, or to any suit instituted by any Holder of any Note for the enforcement of the payment of the principal of, premium, if any, or interest on any Note on or after the respective Stated Maturity or Maturities expressed in such Note (or, in the case of repurchase, on or after the Repurchase Date) or for the enforcement of the right to convert any Note in accordance with Article XI.

SECTION 5.15               WAIVER OF STAY, USURY OR EXTENSION LAWS.

                  The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, usury or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede by reason of such law the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                   ARTICLE VI
                                   THE TRUSTEE


SECTION 6.1                CERTAIN DUTIES AND RESPONSIBILITIES.

                  The duties and responsibilities of the Trustee shall be provided by this Indenture and the Trust Indenture Act for securities issued pursuant to indentures qualified thereunder.

                  (1) Except during the continuance of an Event of Default,

                  (i) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                  (ii) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture, but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture, but not to verify the contents thereof.

                  (2) In case an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

                  (3) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

                  (i) this paragraph (3) shall not be construed to limit the effect of paragraph (l) of this Section;

                  (ii) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

                  (iii) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of (i) the Holders of a majority in principal amount of the Outstanding Notes or (ii) by the adoption of a resolution, at a meeting of Holders of the Outstanding Notes at which a quorum is present, by the Holders of at least 66 2/3% in principal amount of Outstanding Notes represented at such meeting, relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture; and

                  (iv) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

                  (4) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

SECTION 6.2                NOTICE OF DEFAULTS.

                  Within 90 days after the occurrence of any default hereunder as to which the Trustee has received written notice, the Trustee shall give to all Holders of Notes, in the manner provided in Section 1.6, notice of such default, unless such default shall have been cured or waived; provided, however, that, except in the case of a default in the payment of the principal of, premium, if any, or interest on any Note the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors or Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the interest of the Holders; and provided, further, that in the case of any default of the character specified in Section 5.1(4), no such notice to Holders of Notes shall be given until at least 60 days after the occurrence thereof or, if applicable, the cure period specified therein. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default.

SECTION 6.3                CERTAIN RIGHTS OF TRUSTEE.

                  Subject to the provisions of Section 6.1:

                  (1) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate, other certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, coupon, other evidence of indebtedness or other paper or document (collectively, the "Documents") believed by it to be genuine and to have been signed or presented by the proper party or parties, and the Trustee need not investigate any fact or matter stated in such Documents;

                  (2) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors shall be sufficiently evidenced by a Board Resolution;

                  (3) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be the one specifically prescribed) may, in the absence of bad faith on its part, request and rely upon an Officers' Certificate or Opinion of Counsel;

                  (4) the Trustee may consult with counsel of its selection and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

                  (5) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders of Notes pursuant to this Indenture, unless such Holders shall have offered, and, if requested by the Trustee, delivered, to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

                  (6) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, coupon, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney;

                  (7) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder; and

                  (8) the Trustee shall not be required to give any bond or surety in respect of the performance of its powers and duties hereunder.

SECTION 6.4                NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF NOTES.

                  The recitals contained herein and in the Notes (except the Trustee's certificates of authentication) shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture, of the Notes or of the Common Stock issuable upon the conversion of the Notes. The Trustee shall not be accountable for the use or application by the Company of Notes or the proceeds thereof.

SECTION 6.5                MAY HOLD NOTES, ACT AS TRUSTEE UNDER OTHER
                           INDENTURES.

                  The Trustee, any Authenticating Agent, any Paying Agent, any Conversion Agent or any other agent of the Company or the Trustee, in its individual or any other capacity, may become the owner or pledgee of Notes and may otherwise deal with the Company with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Conversion Agent or such other agent.

                  The Trustee may become and act as trustee under other indentures under which other securities, or certificates of interest or participation in other securities, of the Company are outstanding in the same manner as if it were not Trustee hereunder.

SECTION 6.6                MONEY HELD IN TRUST.

                  Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed in writing with the Company.

SECTION 6.7                COMPENSATION AND REIMBURSEMENT.

                  The Company agrees

                  (1) to pay to the Trustee from time to time such reasonable compensation as the Company and the Trustee shall from time to time agree in writing for its acceptance of this Indenture and for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

                  (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee (including costs and expenses of enforcing this Indenture and defending itself against any claim (whether asserted by the Company, any Holder of Notes or any other Person) or liability in connection with the exercise of any of its powers or duties hereunder) in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

                  (3) to indemnify the Trustee (and its directors, officers, employees and agents) for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this Indenture or the trusts, hereunder including the reasonable costs, expenses and reasonable attorneys' fees of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder. The Company shall defend any claim or threatened claim asserted against an indemnitee for which it may seek indemnity, and the indemnitee shall cooperate in the defense unless, in the reasonable opinion of the indemnitee's counsel, the indemnitee has an interest adverse to the Company or a potential conflict of interest exists between the indemnitee and the Company, in which case the indemnitee may have separate counsel and the Company shall pay the reasonable fees and expenses of such counsel; provided that the Company shall only be responsible for the reasonable fees and expenses of one law firm (in addition to local counsel) in any one action or separate substantially similar actions in the same jurisdiction arising out of the same general allegations or circumstances, such law firm to be designated by the indemnitee.


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

                  As security for the performance of the Company under this
Section 6.7, the Trustee shall have a lien prior to the Notes upon all property and funds held or collected by the Trustee as such, except funds held in trust for the benefit of the Holders, and the Notes are hereby subordinated to such prior lien. The obligations of the Company under this Section 6.7 to compensate and indemnify the Trustee and to pay or reimburse the Trustee for expenses, disbursements and advances, and any other amounts due the Trustee shall constitute an additional obligation hereunder and shall survive the satisfaction and discharge of this indenture.

                  When the Trustee incurs expenses or renders services in connection with the performance of its obligations hereunder (including its services as Note Registrar or Paying Agent, if so appointed by the Company) after an Event of Default specified in Section 5.1(6) or Section 5.1(7), the expenses (including the reasonable charges of its counsel) and the compensation for the services are intended to constitute expenses of the administration under any applicable Federal or state bankruptcy, insolvency or other similar law.

                  The provisions of this Section shall survive the termination of this Indenture or the earlier resignation or removal of the Trustee.

SECTION 6.8                CORPORATE TRUSTEE REQUIRED; ELIGIBILITY.

                  There shall at all times be a Trustee hereunder which shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such, having (or being part of a holding company with) a combined capital and surplus of at least U.S. $50,000,000, subject to supervision or examination by federal or state authority, and in good standing. The Trustee or an Affiliate of the Trustee shall maintain an established place of business in the Borough of Manhattan, The City of New York. Currently, such place of business is located at _________________. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article and a successor shall be appointed pursuant to Section 6.9.

SECTION 6.9                RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR.

                  (1) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 6.10.

                  (2) The Trustee may resign at any time by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by Section 6.10 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.



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

                  (3) The Trustee may be removed at any time by an Act of the Holders of a majority in principal amount of the Outstanding Notes, delivered to the Trustee and the Company. If the instrument of acceptance by a successor Trustee required by Section 6.10 shall not have been delivered to the Trustee within 30 days after the giving of such notice of removal, the removed Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

                  (4) If at any time:

                  (i) the Trustee shall cease to be eligible under Section 6.8 and shall fail to resign after written request therefor by the Company or by any Holder of a Note who has been a bona fide Holder of a Note for at least six months, or

                  (ii) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case (i) the Company by a Board Resolution may remove the Trustee, or (ii) subject to Section 5.14, any Holder of a Note who has been a bona fide Holder of a Note for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

                  (5) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Company, by a Board Resolution, shall promptly appoint a successor Trustee and shall comply with the applicable requirements of this Section and Section 6.10. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Notes delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 6.10, become the successor Trustee and supersede the successor Trustee appointed by the Company. If no successor Trustee shall have been so appointed by the Company or the Holders of Notes and accepted appointment in the manner required by this Section and Section 6.10, any Holder of a Note who has been a bona fide Holder of a Note for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

                  (6) The Company shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee to all Holders of Notes in the manner provided in Section 1.6. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.

SECTION 6.10               ACCEPTANCE OF APPOINTMENT BY SUCCESSOR.

                  Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment,



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

and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder. Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts.

                  No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be eligible under this Article.

SECTION 6.11               MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO
                           BUSINESS.

                  Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee (including the trust created by this Indenture), shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Notes shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Notes so authenticated with the same effect as if such successor Trustee had itself authenticated such Notes.

SECTION 6.12               AUTHENTICATING AGENTS.

                  The Trustee may, with the consent of the Company, appoint an Authenticating Agent or Agents acceptable to the Company with respect to the Notes which shall be authorized to act on behalf of the Trustee to authenticate Notes issued upon exchange or substitution pursuant to this Indenture.

                  Notes authenticated by an Authenticating Agent shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder, and every reference in this Indenture to the authentication and delivery of Notes by the Trustee or the Trustee's certificate of authentication shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be subject to acceptance by the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent and subject to supervision or examination by government or other fiscal authority. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of



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

this Section 6.12, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section 6.12.

                  Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section 6.12, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

                  An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 6.12, the Trustee may appoint a successor Authenticating Agent which shall be subject to acceptance by the Company. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section 6.12.

                  The Company agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section 6.12.

                  If an Authenticating Agent is appointed with respect to the Notes pursuant to this Section 6.12, the Notes may have endorsed thereon, in addition to or in lieu of the Trustee's certification of authentication, an alternative certificate of authentication in the following form:

This is one of the Notes referred to in the within-mentioned Indenture.

                  [_____________________________________],

                                         as Trustee

                                         By: __________________________________
                                                       As Authenticating Agent


                                         By: __________________________________
                                                       Authorized Signatory


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

SECTION 6.13               DISQUALIFICATION; CONFLICTING INTERESTS.

                  If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture.

SECTION 6.14               PREFERENTIAL COLLECTION OF CLAIMS AGAINST COMPANY.

                  If and when the Trustee shall be or become a creditor of the Company (or any other obligor upon the Notes), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company (or any such other obligor).

                                   ARTICLE VII
              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE


SECTION 7.1                COMPANY MAY CONSOLIDATE, ETC., ONLY ON CERTAIN TERMS.

                  The Company shall not consolidate with or merge into any other Person or convey, transfer, sell or lease all its properties and assets substantially as an entirety to any Person unless:

                  (1) in case the Company shall consolidate with or merge into another Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, the Person formed by such consolidation or into which the Company is merged, or the Person which acquires by conveyance or transfer, or which leases the properties and assets of the Company substantially as an entirety, shall be a corporation, limited liability company, partnership or trust, shall be organized and validly existing under the laws of the United States of America, any State thereof or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of, premium, if any, and interest (including Liquidated Damages, if any) on all of the Notes as applicable, and the performance or observance of every covenant of this Indenture on the part of the Company to be performed or observed and shall have provided for conversion rights in accordance with Article XI;

                  (2) immediately after giving effect to such transaction, no Event of Default, and no event that after notice or lapse of time or both, would become an Event of Default, shall have occurred and be continuing.

                  (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture comply with this Article and that all conditions precedent herein



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

provided for relating to such transaction have been complied with, together with any documents required under Section 8.3.

SECTION 7.2                SUCCESSOR SUBSTITUTED.

                  Upon any consolidation of the Company with, or merger of the Company into any other Person or any conveyance, transfer or lease of all or substantially all the properties and assets of the Company in accordance with
Section 7.1, the successor Person formed by such consolidation or into or with which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein, and thereafter, except in the case of a lease, the predecessor Person shall be relieved of all obligations and covenants under this Indenture and the Notes.

                                  ARTICLE VIII
                             SUPPLEMENTAL INDENTURES


SECTION 8.1                SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF HOLDERS
                           OF NOTES.

                  Without the consent of any Holders of Notes the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto for any of the following purposes:

                  (1) to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants and obligations of the Company herein and in the Notes as permitted by this Indenture; or

                  (2) to add to the covenants of the Company for the benefit of the Holders of Notes or to surrender any right or power herein conferred upon the Company; or

                  (3) to secure the Notes; or

                  (4) to make provision with respect to the conversion rights of Holders of Notes pursuant to Section 11.11 or to make provision with respect to the repurchase rights of Holders of Notes pursuant to Section 13.5; or

                  (5) to make any changes or modifications to this Indenture necessary in connection with the registration of any Registrable Notes under the Securities Act as contemplated by Section 10.11, provided such action pursuant to this clause (5) shall not adversely affect the interests of the Holders of Notes; or

                  (6) to comply with the requirements of the Trust Indenture Act or the rules and regulations of the Commission thereunder in order to effect or maintain the qualification of this Indenture under the Trust Indenture Act, as contemplated by this Indenture or otherwise; or



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

                  (7) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee; or

                  (8) subject to Section 12.12, to make any change in Article XII that would limit or terminate the benefits available to any holder of Senior Indebtedness under such Article; or

                  (9) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein or which is otherwise defective, or to make any other provisions with respect to matters or questions arising under this Indenture as the Company and the Trustee may deem necessary or desirable, PROVIDED such action pursuant to this clause
(9) shall not adversely affect the interests of the Holders of Notes in any material respect.

                  Upon Company Request, accompanied by a Board Resolution authorizing the execution of any such supplemental indenture, and subject to and upon receipt by the Trustee of the documents described in Section 8.3 hereof, the Trustee shall join with the Company in the execution of any supplemental indenture authorized or permitted by the terms of this Indenture and to make any further appropriate agreements and stipulations which may be therein contained.

SECTION 8.2                SUPPLEMENTAL INDENTURES WITH CONSENT OF HOLDERS OF
                           NOTES.

                  With either (i) the written consent of the Holders of not less than a majority in principal amount of the Outstanding Notes, by the Act of said Holders delivered to the Company and the Trustee, or (ii) by the adoption of a resolution, at a meeting of Holders of the Outstanding Notes at which a quorum is present, by the Holders of at least 66-2/3% in principal amount of the Outstanding Notes represented at such meeting, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Notes under this Indenture; provided, however, that no such supplemental indenture shall, without the consent or affirmative vote of the Holder of each Outstanding Note affected thereby,

                  (1) change the Stated Maturity of the principal of, or interest on, any Note;

                  (2) reduce the principal amount of, or premium, if any, or the rate of interest payable thereon (including Liquidated Damages), on any Note;

                  (3) reduce the amount payable upon a mandatory repurchase;

                  (4) modify the provisions of Article XIII with respect to the repurchase rights of Holders of Notes in a manner adverse to the Holders;

                  (5) change the place or currency of payment of the principal of, premium, if any, or interest on any Note (including any payment of Liquidated Damages or Repurchase Price in respect of such Note);



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

                  (6) impair the right to institute suit for the enforcement of any payment in respect of any Note on or after the Stated Maturity thereof (or, in the case of any repurchase, on or after the Repurchase Date) or, except as permitted by Section 11.11, adversely affect the right of Holders to convert any Note as provided in Article XI;

                  (7) reduce the requirements of Section 9.4 for quorum or voting, or reduce the percentage in principal amount of the Outstanding Notes the consent of whose Holders is required for any such supplemental indenture or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture;

                  (8) modify the obligation of the Company to maintain an office or agency in the Borough of Manhattan, The City of New York, pursuant to Section 10.2;

                  (9) modify any of the provisions of this Section or Section
5.13 or 10.12, except to increase any percentage contained herein or therein or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Note affected thereby; or

                  (10) modify any of the provisions of Section 10.9 in a manner adverse to the Holders.

                  It shall not be necessary for any Act of Holders of Notes under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

SECTION 8.3                EXECUTION OF SUPPLEMENTAL INDENTURES.

                  In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Sections 6.1 and 6.3) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture, and that such supplemental indenture has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding obligation of the Company enforceable against the Company in accordance with its terms. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

SECTION 8.4                EFFECT OF SUPPLEMENTAL INDENTURES.

                  Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Notes theretofore or thereafter authenticated and delivered hereunder appertaining thereto shall be bound thereby.



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

SECTION 8.5                REFERENCE IN NOTES TO SUPPLEMENTAL INDENTURES.

                  Notes authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Notes so modified as to conform, in the opinion of the Company and the Trustee, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Notes.

SECTION 8.6                NOTICE OF SUPPLEMENTAL INDENTURES.

                  Promptly after the execution by the Company and the Trustee of any supplemental indenture pursuant to the provisions of Section 8.2, the Company shall give notice to all Holders of Notes of such fact, setting forth in general terms the substance of such supplemental indenture, in the manner provided in Section 1.6. Any failure of the Company to give such notice, or any defect therein, shall not in any way impair or affect the validity of any such supplemental indenture.

                                   ARTICLE IX
                        MEETINGS OF HOLDERS OF SECURITIES


SECTION 9.1                PURPOSES FOR WHICH MEETINGS MAY BE CALLED.

                  A meeting of Holders of Notes may be called at any time and from time to time pursuant to this Article to make, give or take any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be made, given or taken by Holders of Notes.

SECTION 9.2                CALL, NOTICE AND PLACE OF MEETINGS.

                  (1) The Trustee may at any time call a meeting of Holders of Notes for any purpose specified in Section 9.1, to be held at such time and at such place in the Borough of Manhattan, The City of New York, as the Trustee shall determine. Notice of every meeting of Holders of Notes, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given, in the manner provided in Section 1.6, not less than 21 nor more than 180 days prior to the date fixed for the meeting.

                  (2) In case at any time the Company, pursuant to a Board Resolution, or the Holders of at least 10% in principal amount of the Outstanding Notes shall have requested the Trustee to call a meeting of the Holders of Notes for any purpose specified in Section 9.1, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have mailed the notice of such meeting within 21 days after receipt of such request or shall not thereafter proceed to cause the meeting to be held as provided herein, then the Company or the Holders of Notes in the amount specified, as the case may be, may determine the time and the place in the Borough of Manhattan, The City of New York, for such



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

meeting and may call such meeting for such purposes by giving notice thereof as provided in paragraph (1) of this Section.

SECTION 9.3                PERSONS ENTITLED TO VOTE AT MEETINGS.

                  To be entitled to vote at any meeting of Holders of Notes, a Person shall be (i) a Holder of one or more Outstanding Notes, or (ii) a Person appointed by an instrument in writing as proxy for a Holder or Holders of one or more Outstanding Notes by such Holder or Holders. The only Persons who shall be entitled to be present or to speak at any meeting of Holders shall be the Persons entitled to vote at such meeting and their counsel, any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.

SECTION 9.4                QUORUM; ACTION.

                  The Persons entitled to vote a majority in principal amount of the Outstanding Notes shall constitute a quorum. In the absence of a quorum within 30 minutes of the time appointed for any such meeting, the meeting shall, if convened at the request of Holders of Notes, be dissolved. In any other case, the meeting may be adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such meeting. In the absence of a quorum at any such adjourned meeting, such adjourned meeting may be further adjourned for a period not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such adjourned meeting (subject to repeated applications of this sentence). Notice of the reconvening of any adjourned meeting shall be given as provided in Section 9.2(1), except that such notice need be given only once not less than five days prior to the date on which the meeting is scheduled to be reconvened. Notice of the reconvening of an adjourned meeting shall state expressly the percentage of the principal amount of the Outstanding Notes which shall constitute a quorum.

                  Subject to the foregoing, at the reconvening of any meeting adjourned for a lack of a quorum, the Persons entitled to vote 25% in principal amount of the Outstanding Notes at the time shall constitute a quorum for the taking of any action set forth in the notice of the original meeting.

                  At a meeting or an adjourned meeting duly reconvened and at which a quorum is present as aforesaid, any resolution and all matters (except as limited by the proviso to Section 8.2 and except to the extent Section 10.12 requires a different vote) shall be effectively passed and decided if passed or decided by the lesser of (i) the Holders of not less than a majority in principal amount of Outstanding Notes and (ii) the Persons entitled to vote not less than 66-2/3% in principal amount of Outstanding Notes represented and entitled to vote at such meeting.

                  Any resolution passed or decisions taken at any meeting of Holders of Notes duly held in accordance with this Section shall be binding on all the Holders of Notes whether or not present or represented at the meeting. The Trustee shall, in the name and at the expense of the Company, notify all the Holders of Notes of any such resolutions or decisions pursuant to Section 1.6.



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SECTION 9.5                DETERMINATION OF VOTING RIGHTS; CONDUCT AND
                           ADJOURNMENT OF MEETINGS.

                  (1) Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Holders of Notes in regard to proof of the holding of Notes and of the appointment of proxies and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate. Except as otherwise permitted or required by any such regulations, the holding of Notes shall be proved in the manner specified in Section 1.4 and the appointment of any proxy shall be proved in the manner specified in Section 1.4 or by having the signature of the Person executing the proxy guaranteed by any bank, broker or other eligible institution participating in a recognized medallion signature guarantee program.

                  (2) The Trustee shall, by an instrument in writing, appoint a temporary chairman (which may be the Trustee) of the meeting, unless the meeting shall have been called by the Company or by Holders of Notes as provided in
Section 9.2(2), in which case the Company or the Holders of Notes calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the Persons entitled to vote a majority in principal amount of the Outstanding Notes represented at the meeting.

                  (3) At any meeting, each Holder of a Note or proxy shall be entitled to one vote for each U.S. $1,000 principal amount of Notes held or represented by him; provided, however, that no vote shall be cast or counted at any meeting in respect of any Note challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding. The chairman of the meeting shall have no right to vote, except as a Holder of a Note or proxy.

                  (4) Any meeting of Holders of Notes duly called pursuant to
Section 9.2 at which a quorum is present may be adjourned from time to time by Persons entitled to vote a majority in principal amount of the Outstanding Notes represented at the meeting, and the meeting may be held as so adjourned without further notice.

SECTION 9.6                COUNTING VOTES AND RECORDING ACTION OF MEETINGS.

                  The vote upon any resolution submitted to any meeting of Holders of Notes shall be by written ballots on which shall be subscribed the signatures of the Holders of Notes or of their representatives by proxy and the principal amounts at Stated Maturity and serial numbers of the Outstanding Notes held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record, at least in duplicate, of the proceedings of each meeting of Holders of Notes shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more Persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was given as provided in Section 9.2 and, if applicable, Section 9.4. Each copy shall be signed and verified



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by the affidavits of the permanent chairman and secretary of the meeting and one such copy shall be delivered to the Company and another to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting. Any record so signed and verified shall be conclusive evidence of the matters therein stated.

                                    ARTICLE X
                                    COVENANTS


SECTION 10.1               PAYMENT OF PRINCIPAL, PREMIUM AND INTEREST.

                  The Company covenants and agrees that it will duly and punctually pay the principal of and premium, if any, and interest (including Liquidated Damages, if any) on the Notes in accordance with the terms of the Notes and this Indenture. The Company will deposit or cause to be deposited with the Trustee, no later than the opening of business on the date of the Stated Maturity of any Note or no later than the opening of business on the due date for any installment of interest, all payments so due, which payments shall be in immediately available funds on the date of such Stated Maturity or due date, as the case may be.

SECTION 10.2               MAINTENANCE OF OFFICES OR AGENCIES.

                  The Company will maintain in the Borough of Manhattan, The City of New York, an office or agency where the Notes may be surrendered for registration of transfer or exchange or for presentation for payment or for conversion or repurchase and where notices and demands to or upon the Company in respect of the Notes and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency not designated or appointed by the Trustee. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office or the office or agency of the Trustee in the Borough of Manhattan, The City of New York.

                  The Company may at any time and from time to time vary or terminate the appointment of any such agent or appoint any additional agents for any or all of such purposes; provided, however, that until all of the Notes have been delivered to the Trustee for cancellation, or moneys sufficient to pay the principal of, premium, if any, and interest on the Notes have been made available for payment and either paid or returned to the Company pursuant to the provisions of Section 10.3, the Company will maintain in the Borough of Manhattan, The City of New York, an office or agency where Notes may be presented or surrendered for payment and conversion, where Notes may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Notes and this Indenture may be served. The Company will give prompt written notice to the Trustee, and notice to the Holders in accordance with Section 1.6, of the appointment or termination of any such agents and of the location and any change in the location of any such office or agency.



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

                  The Company hereby initially designates the Trustee as Paying Agent and Conversion Agent, and each of the Corporate Trust Office of the Trustee and the office or agency of the Trustee in the Borough of Manhattan, The City of New York, located at __________________, one such office or agency of the Company for each of the aforesaid purposes.

SECTION 10.3               MONEY FOR NOTE PAYMENTS TO BE HELD IN TRUST.

                  If the Company shall act as its own Paying Agent, it will, on or before each due date of the principal of, premium, if any, or interest on any of the Notes, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal, premium, if any, or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and the Company will promptly notify the Trustee of its action or failure so to act.

                  Whenever the Company shall have one or more Paying Agents, it will, no later than the opening of business on each due date of the principal of, premium, if any, or interest on any Notes, deposit with the Trustee a sum in funds immediately payable on the payment date sufficient to pay the principal, premium, if any, or interest so becoming due, such sum to be held for the benefit of the Persons entitled to such principal, premium, if any, or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of any failure so to act.

                  The Company will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

                  (1) hold all sums held by it for the payment of the principal of, premium, if any, or interest on Notes for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

                  (2) give the Trustee notice of any default by the Company (or any other obligor upon the Notes) in the making of any payment of principal, premium, if any, or interest; and

                  (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held by such Paying Agent.

                  The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.



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

                  Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of, premium, if any, or interest on any Note and remaining unclaimed for two years after such principal, premium, if any, or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Note shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease.

SECTION 10.4               EXISTENCE.

                  Subject to Article VII, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its existence, rights (charter and statutory) and franchises; provided, however, that the Company shall not be required to preserve any such right or franchise if the Company shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and that the loss thereof is not disadvantageous in any material respect to the Holders.

SECTION 10.5               MAINTENANCE OF PROPERTIES.

                  The Company will cause all properties used or useful in the conduct of its business or the business of any Significant Subsidiary to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that nothing in this Section shall prevent the Company from discontinuing the operation or maintenance of any of such properties if such discontinuance is, in the judgment of the Company, desirable in the conduct of its business or the business of any Significant Subsidiary and not disadvantageous in any material respect to the Holders.

SECTION 10.6               PAYMENT OF TAXES AND OTHER CLAIMS.

                  The Company will pay or discharge, or cause to be paid or discharged, before the same may become delinquent, (i) all taxes, assessments and governmental charges levied or imposed upon the Company or any Significant Subsidiary or upon the income, profits or property of the Company or any Significant Subsidiary, (ii) all claims for labor, materials and supplies which, if unpaid, might by law become a lien or charge upon the property of the Company or any Significant Subsidiary, and (iii) all stamps and other duties, if any, which may be imposed by the United States or any political subdivision thereof or therein in connection with the issuance, transfer, exchange or conversion of any Notes or with respect to this Indenture; provided, however, that, in the case of clauses (i) and (ii), the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim (A) if the failure to do so will not, in the aggregate, have a material adverse impact on the Company, or (B) if the amount, applicability or validity is being contested in good faith by appropriate proceedings.



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

SECTION 10.7               REGISTRATION AND LISTING.

                  The Company (i) will effect all registrations with, and obtain all approvals by, all governmental authorities that may be necessary under any United States Federal or state law (including the Securities Act, the Exchange Act and state securities and Blue Sky laws) before the shares of Common Stock issuable upon conversion of Notes are issued and delivered, and qualified or listed as contemplated by clause (ii) (it being understood that the Company shall not be required to register the Notes under the Securities Act, except pursuant to the Registration Rights Agreement referred to in Section 10.11); and
(ii) will qualify the shares of Common Stock required to be issued and delivered upon conversion of Notes, prior to such issuance or delivery, for listing on the New York Stock Exchange or, if the Common Stock is not then listed on the New York Stock Exchange, list the Common Stock on each national securities exchange or quotation system on which outstanding Common Stock is listed or quoted at the time of such delivery.

                  Nothing in this Section will limit the application of Section 10.11.

SECTION 10.8               STATEMENT BY OFFICERS AS TO DEFAULT.

                  The Company shall deliver to the Trustee, within 90 days after the end of each fiscal year of the Company ending after the date hereof, an Officers' Certificate, stating whether or not to the best knowledge of the signers thereof the Company is in default in the performance and observance of any of the terms, provisions and conditions of this Indenture (without regard to any period of grace or requirement of notice provided hereunder) and, if the Company shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge.

                  The Company will deliver to the Trustee, forthwith upon becoming aware of any default in the performance or observance of any covenant, agreement or condition contained in this Indenture, or any Event of Default, an Officers' Certificate specifying with particularity such default or Event of Default and further stating what action the Company has taken, is taking or proposes to take with respect thereto.

                  Any notice required to be given under this Section 10.8 shall be delivered to the Trustee at its Corporate Trust Office.

SECTION 10.9               DELIVERY OF CERTAIN INFORMATION.

                  At any time when the Company is not subject to Section 13 or 15(d) of the Exchange Act, upon the request of a Holder of a Restricted Note or the holder of shares of Common Stock issued upon conversion thereof, the Company will promptly furnish or cause to be furnished Rule 144A Information (as defined below) to such Holder of Restricted Notes or such holder of shares of Common Stock issued upon conversion of Restricted Notes, or to a prospective purchaser of any such note designated by any such Holder or holder, as the case may be, to the extent required to permit compliance by such Holder or holder with Rule 144A under the Securities Act (or any successor provision thereto) in connection with the resale of any such



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note; provided, however, that the Company shall not be required to furnish such information in connection with any request made on or after the date which is two years from the later of (i) the date such a note (or any such predecessor note) was last acquired from the Company or (ii) the date such a note (or any such predecessor note) was last acquired from an "affiliate" of the Company within the meaning of Rule 144 under the Securities Act (or any successor provision thereto). "Rule 144A Information" shall be such information as is specified pursuant to Rule 144A(d)(4) under the Securities Act (or any successor provision thereto).

SECTION 10.10              RESALE OF CERTAIN NOTES.

                  During the period beginning on the last date of original issuance of the Notes and ending on the date that is two years from such date (or such shortened period under Rule 144(k) under the Securities Act or any successor rule), the Company will not, and will not permit any of its subsidiaries or other "affiliates" (as defined under Rule 144 under the Securities Act or any successor provision thereto) to, resell (i) any Notes which constitute "restricted securities" under Rule 144 or (ii) any notes into which the Notes have been converted under this Indenture which constitute "restricted securities" under Rule 144, that in either case have been reacquired by any of them. The Trustee shall have no responsibility in respect of the Company's performance of its agreement in the preceding sentence.

SECTION 10.11              REGISTRATION RIGHTS.

                  The Company agrees that the Holders from time to time of Registrable Notes (as defined below) are entitled to the benefits of a Registration Rights Agreement, dated as of June 29, 2001 (the "Registration Rights Agreement"), executed by the Company. Pursuant to the Registration Rights Agreement, the Company has agreed for the benefit of the holders from time to time of the Registrable Notes that it will, at its expense, (i) within 60 days after the Issue Date (as defined below) of the Notes, file a shelf registration statement (the "Shelf Registration Statement") with the Commission with respect to resales of the Registrable Notes, (ii) use its reasonable efforts to cause such Shelf Registration Statement to be declared effective by the Commission within 150 days after the Issue Date of the Notes, provided, however, that the Company may, upon written notice to all of the Holders, postpone having the Shelf Registration Statement declared effective for a reasonable period not to exceed 60 days if the Company possesses material non-public information, the disclosure of which would have a material adverse effect on the Company and its subsidiaries taken as a whole, and (iii) use its reasonable efforts to maintain such Shelf Registration Statement effective under the Securities Act until the second annual anniversary of the date it is declared effective or such earlier date as is provided in the Registration Rights Agreement (the "Effectiveness Period"). The Company will be permitted to suspend the use of the prospectus which is a part of the Shelf Registration Statement during certain periods of time as provided in the Registration Rights Agreement.

                  If (i) on or prior to 60 days following the Issue Date of the Notes, a Shelf Registration Statement has not been filed with the Commission, or
(ii) on or prior to the 150th day following the Issue Date of the Notes, such Shelf Registration Statement is not declared effective (each, a "Registration Default"), damages ("Liquidated Damages") will accrue on the



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Restricted Notes from and including the day following such Registration Default to but excluding the day on which such Registration Default has been cured. Liquidated Damages will be paid semi-annually in arrears, with the first semi-annual payment due on the first Interest Payment Date in respect of the Restricted Notes following the date on which such Liquidated Damages begin to accrue, and will accrue at a rate per annum equal to an additional one-quarter of one percent (0.25%) of the principal amount of the Restricted Notes to and including the 90th day following such Registration Default and at a rate per annum equal to one-half of one percent (0.50%) thereof from and after the 91st day following such Registration Default.

                  Pursuant to the Registration Rights Agreement, in the event that the Shelf Registration Statement ceases to be effective (or the Holders of Registrable Notes are otherwise prevented or restricted by the Company from effecting sales pursuant thereto) during the Effectiveness Period for more than 30 days, whether or not consecutive, in any 60-day period, or 60 days, whether or not consecutive, during any 12-month period (an "Effective Failure"), then the interest rate borne by the Restricted Notes shall increase by an additional one-half of one percent (0.50%) per annum on the 31st day of the applicable 60-day period or the 61st day of the applicable 12-month period, as the case may be, that such Shelf Registration Statement ceases to be effective (or the Holders of Registrable Notes are otherwise prevented or restricted by the Company from effecting sales pursuant thereto), to but excluding the day on which (i) the Effective Failure is cured or (ii) the Effectiveness Period expires.

                  Whenever in this Indenture there is mentioned, in any context, the payment of the principal of, premium, if any, or interest on, or in respect of, any Note, such mention shall be deemed to include mention of the payment of Liquidated Damages provided for in this Section to the extent that, in such context, Liquidated Damages are, were or would be payable in respect thereof pursuant to the provisions of this Section and express mention of the payment of Liquidated Damages (if applicable) in any provisions hereof shall not be construed as excluding Liquidated Damages in those provisions hereof where such express mention is not made.

                  For the purposes of the Registration Rights Agreement, "Registrable Notes" means all or any portion of the Restricted Notes issued from time to time under this Indenture and the shares of Common Stock issuable upon conversion or repurchase of such Restricted Notes except any such Restricted Note or share of Common Stock issuable upon conversion or repurchase thereof which (i) has been effectively registered under the Securities Act and sold in a manner contemplated by the Shelf Registration Statement, (ii) has been transferred in compliance with Rule 144 under the Securities Act (or any successor provision thereto) or is transferable pursuant to paragraph (k) of such Rule 144 (or any successor provision thereto) or (iii) otherwise has been transferred and a new Note or share of Common Stock not subject to transfer restrictions under the Securities Act has been delivered by or on behalf of the Company in accordance with Section 3.5 of this Indenture.

                  If a Note, or the shares of Common Stock issuable upon conversion of a Note, is a Registrable Note, and the Holder thereof elects to sell such Registrable Note pursuant to the Shelf Registration Statement then, by its acceptance thereof, the Holder of such Registrable Note



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will have agreed to be bound by the terms of the Registration Rights Agreement relating to the Registrable Notes which are the subject of such election.

                  For the purposes of the Registration Rights Agreement, the term "Holder" includes any Person that has a beneficial interest in any Restricted Global Note or any beneficial interest in a Global Note representing shares of Common Stock issuable upon conversion of a Note.

                  If Liquidated Damages are payable under the Registration Rights Agreement, the Company shall deliver to the Trustee a certificate to that effect stating (i) the amount of Liquidated Damages that is payable and (ii) the date on which Liquidated Damages is payable. Unless and until a Responsible Officer of the Trustee receives at the Corporate Trust Office such a certificate, the Trustee may assume without inquiry that no Liquidated Damages are payable. If Liquidated Damages have been paid by the Company directly to the persons entitled to them, the Company shall deliver to the Trustee a certificate setting forth the particulars of such payment.

SECTION 10.12              WAIVER OF CERTAIN COVENANTS.

                  The Company may omit in any particular instance to comply with any covenant or condition set forth in Sections 10.4 to 10.6, inclusive (other than a covenant or condition which under Article VIII cannot be modified or amended without the consent of the Holder of each Outstanding Note affected), if before the time for such compliance the Holders shall, through the written consent of, or the adoption of a resolution at a meeting of Holders of the Outstanding Notes at which a quorum is present by, not less than a majority in principal amount of the Outstanding Notes, either waive such compliance in such instance or generally waive compliance with such covenant or condition, but no such waiver shall extend to or affect such covenant or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee or any Paying or Conversion Agent in respect of any such covenant or condition shall remain in full force and effect.

                                   ARTICLE XI
                            CONVERSION OF SECURITIES


SECTION 11.1               CONVERSION PRIVILEGE AND CONVERSION RATE.

                  Subject to and upon compliance with the provisions of this Article, at the option of the Holder thereof, any portion of the principal amount of any Note that is an integral multiple of $1,000 may be converted into fully paid and nonassessable shares of Common Stock of the Company at the Conversion Rate, determined as hereinafter provided, in effect at the time of conversion. Such conversion right shall commence on the initial issuance date of the Notes and expire at the close of business on July 15, 2006, subject, in the case of conversion of any Global Note, to any Applicable Procedures. In case a Holder exercises his right to require the Company to repurchase the Note, such conversion right in respect of the Note, or portion thereof so called,



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shall expire at the close of business on the Repurchase Date, unless the Company defaults in making the payment due upon repurchase (in such case subject as aforesaid to any Applicable Procedures with respect to any Global Note).

                  The rate at which shares of Common Stock shall be delivered upon conversion (herein called the "Conversion Rate") shall be initially 71.9466 shares of Common Stock for each U.S.$1,000 principal amount of Notes. The Conversion Rate shall be adjusted in certain instances as provided in this
Article XI.

SECTION 11.2               EXERCISE OF CONVERSION PRIVILEGE.

                  In order to exercise the conversion privilege, the Holder of any Note to be converted shall deliver such Note, duly endorsed in blank, at any office or agency of the Company maintained for that purpose pursuant to Section 10.2, accompanied by a duly signed and completed notice of conversion substantially in the form set forth in Section 2.4 stating that the Holder elects to convert such Note or, if less than the entire principal amount thereof is to be converted, the portion thereof to be converted. The conversion date will be the date on which the Note and the duly signed and completed notice of conversion are so delivered. Each Note surrendered for conversion (in whole or in part) during the Record Date Period shall (except in the case of any Note or portion thereof which is repurchasable on a Repurchase Date, occurring within such Record Date Period (including any Notes or portions thereof submitted for repurchase on a Repurchase Date that is a Regular Record Date or an Interest Payment Date, as the case may be)) be accompanied by payment in New York Clearing House funds or other funds acceptable to the Company of an amount equal to the interest payable on such Interest Payment Date on the principal amount of such Note (or part thereof, as the case may be) being surrendered for conversion. The interest so payable on such Interest Payment Date with respect to any Note (or portion thereof, if applicable) which is repurchasable on a Repurchase Date, occurring, during the Record Date Period (including any Notes or portions thereof submitted for repurchase on a Repurchase Date that is a Regular Record Date or Interest Payment Date, as the case may be), which Note (or portion thereof, if applicable) is surrendered for conversion during the Record Date Period (or on the last Business Day prior to the Regular Record Date or Interest Payment Date in the case of any Note (or portion thereof, as the ease may be) submitted for repurchase on a Repurchase Date on such Regular Record Date or Interest Payment Date, as the case may be) shall be paid to the Holder of such Note as of such Regular Record Date in an amount equal to the interest that would have been payable on such Note if such Note had been converted as of the close of business on such Interest Payment Date. The interest so payable on such Interest Payment Date in respect of any Note (or portion thereof, as the case may be) which is not eligible for repurchase on a Repurchase Date, occurring during the Record Date Period, which Note (or portion thereof, as the case may be) is surrendered for conversion during the Record Date Period, shall be paid to the Holder of such Note as of such Regular Record Date in an amount equal to the interest that would have been payable on such
Note if such Note had been converted as of the close of business on such Interest Payment Date. Interest payable in respect of any Note surrendered for conversion on or after an Interest Payment Date shall be paid to the Holder of such Note as of the next preceding Regular Record Date, notwithstanding the exercise of the right of conversion. Except as provided in this paragraph and subject to the last paragraph



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of Section 3.7, no cash payment or adjustment shall be made upon any conversion on account of any interest accrued from the Interest Payment Date next preceding the conversion date, in respect of any Note (or part thereof, as the case may be) surrendered for conversion, or on account of any dividends on the Common Stock issued upon conversion. The Company's delivery to the Holder of the number of shares of Common Stock (and cash in lieu of fractions thereof, as provided in this Indenture) into which a Note is convertible will be deemed to satisfy the Company's obligation to pay the principal amount of the Note.

                  Notes shall be deemed to have been converted immediately prior to the close of business on the day of surrender of such Notes for conversion in accordance with the foregoing provisions, and at such time the rights of the Holders of such Notes as Holders shall cease, and the Person or Persons entitled to receive the Common Stock issuable upon conversion shall be treated for all purposes as the record holder or holders of such Common Stock at such time. As promptly as practicable on or after the conversion date, the Company shall issue and deliver to the Trustee a certificate or certificates for the number of full shares of Common Stock issuable upon conversion, together with payment in lieu of any fraction of a share, as provided in Section 11.3. The certificate shall then be sent by the Trustee to the Conversion Agent for delivery to the Holder.

                  All shares of Common Stock delivered upon such conversion of Restricted Notes shall bear restrictive legends substantially in the form of the legends required to be set forth on the Restricted Notes pursuant to Section 3.5 and shall be subject to the restrictions on transfer provided in such legends. Neither the Trustee nor any agent maintained for the purpose of such conversion shall have any responsibility for the inclusion or content of any such restrictive legends on such Common Stock; provided, however, that the Trustee or any agent maintained for the purpose of such conversion shall have provided, to the Company or to the Company's transfer agent for such Common Stock, prior to or concurrently with a request to the Company to deliver such Common Stock, written notice that the Notes delivered for conversion are Restricted Notes.

                  In the case of any Note which is converted in part only, upon such conversion the Company shall execute and the Trustee shall authenticate and deliver to the Holder thereof, at the expense of the Company, a new Note or Notes of authorized denominations in an aggregate principal amount equal to the unconverted portion of the principal amount of such Note. A Note may be converted in part, but only if the principal amount of such Note to be converted is any integral multiple of U.S. $1,000 and the principal amount of such note to remain Outstanding after such conversion is equal to U.S. $1,000 or any integral multiple of $1,000 in excess thereof.

                  If shares of Common Stock to be issued upon conversion of a Restricted Note, or Notes to be issued upon conversion of a Restricted Note in part only, are to be registered in a name other than that of the beneficial owner of such Restricted Note, then such Holder must deliver to the Conversion Agent a Surrender Certificate, dated the date of surrender of such Restricted Note and signed by such beneficial owner, as to compliance with the restrictions on transfer applicable to such Restricted Note. Neither the Trustee nor any Conversion Agent, Registrar or Transfer Agent shall be required to register in a name other than that of the



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beneficial owner, shares of Common Stock or Notes issued upon conversion of any such Restricted Note not so accompanied by a properly completed Surrender Certificate.

SECTION 11.3               FRACTIONS OF SHARES.

                  No fractional shares of Common Stock shall be issued upon conversion of any Note or Notes. If more than one Note shall be surrendered for conversion at one time by the same Holder, the number of full shares which shall be issuable upon conversion thereof shall be computed on the basis of the aggregate principal amount of the Notes (or specified portions thereof) so surrendered. Instead of any fractional share of Common Stock which would otherwise be issuable upon conversion of any Note or Notes (or specified portions thereof), the Company shall calculate and pay a cash adjustment in respect of such fraction (calculated to the nearest l/100th of a share) in an amount equal to the same fraction of the Closing Price Per Share at the close of business on the day of conversion.

SECTION 11.4               ADJUSTMENT OF CONVERSION RATE.

                  The Conversion Rate shall be subject to adjustments from time to time as follows:

                  (1) In case the Company shall pay or make a dividend or other distribution on shares of any class of capital stock payable in shares of Common Stock, the Conversion Rate in effect at the opening of business on the day following the date fixed for the determination of shareholders entitled to receive such dividend or other distribution shall be increased by dividing such Conversion Rate by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination and the denominator shall be the sum of such number of shares and the total number of shares constituting such dividend or other distribution, such increase to become effective immediately after the opening of business on the day following the date fixed for such determination. If, after any such date fixed for determination, any dividend or distribution is not in fact paid, the Conversion Rate shall be immediately readjusted, effective as of the date the Board of Directors determines not to pay such dividend or distribution, to the Conversion Rate that would have been in effect if such determination date had not been fixed. For the purposes of this paragraph (1), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company but shall include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock. The Company will not pay any dividend or make any distribution on shares of Common Stock held in the treasury of the Company.

                  (2) In case the Company shall issue rights, options or warrants to all holders of its Common Stock entitling them to subscribe for or purchase shares of Common Stock at a price per share less than the current market price per share (determined as provided in paragraph (8) of this Section 11.4) of the Common Stock on the date fixed for the determination of stockholders entitled to receive such rights, options or warrants (other than any rights, options or warrants that by their terms will also be issued to any Holder upon conversion of a Note into shares of Common Stock without any action required by the Company or any other Person), the Conversion Rate in effect at the opening of business on the day following the date fixed for such determination shall be increased by dividing such Conversion Rate by a fraction of which the



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

numerator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination plus the number of shares of Common Stock which the aggregate of the offering price of the total number of shares of Common Stock so offered for subscription or purchase would purchase at such current market price and the denominator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination plus the number of shares of Common Stock so offered for subscription or purchase, such increase to become effective immediately after the opening of business on the day following the date fixed for such determination. If, after any such date fixed for determination, any such rights, options or warrants are not in fact issued, or are not exercised prior to the expiration thereof, the Conversion Rate shall be immediately readjusted, effective as of the date such rights, options or warrants expire, or the date the Board of Directors determines not to issue such rights, options or warrants, to the Conversion Rate that would have been in effect if the unexercised rights, options or warrants had never been granted or such determination date had not been fixed, as the case may be. For the purposes of this paragraph (2), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company but shall include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock. The Company will not issue any rights, options or warrants in respect of shares of Common Stock held in the treasury of the Company.

                  (3) In case outstanding shares of Common Stock shall be subdivided into a greater number of shares of Common Stock, the Conversion Rate in effect at the opening of business on the day following the day upon which such subdivision becomes effective shall be proportionately increased, and, conversely, in case outstanding shares of Common Stock shall be combined into a smaller number of shares of Common Stock, the Conversion Rate in effect at the opening of business on the day following the day upon which such subdivision or combination becomes effective shall be proportionately reduced, such increase or reduction, as the case may be, to become effective immediately after the opening of business on the day following the day upon which such subdivision or combination becomes effective.

                  (4) In case the Company shall, by dividend or otherwise, distribute to all holders of its Common Stock evidences of its indebtedness, capital stock, cash or other assets (including securities, but excluding (i) any rights, options or warrants referred to in paragraph (2) of this Section, (ii) any dividend or distribution paid exclusively in cash, (iii) any dividend or distribution referred to in paragraph (1) of this Section and (iv) distributions upon mergers or consolidations to which Section 11.11 applies), the Conversion Rate shall be adjusted so that the same shall equal the rate determined by dividing the Conversion Rate in effect immediately prior to the close of business on the date fixed for the determination of stockholders entitled to receive such distribution by a fraction of which the numerator shall be the current market price per share (determined as provided in paragraph (8) of this Section 11.4) of the Common Stock on the date fixed for such determination less the then fair market value (as determined by the Board of directors, whose determination shall be conclusive and described in a Board Resolution filed with the Trustee) of the portion of the assets, shares or evidences of indebtedness so distributed applicable to one share of Common Stock and the denominator shall be such current market price per share of the Common Stock, such adjustment to become effective immediately prior to the opening of business on the day following the date fixed for the determination of shareholders entitled to receive such distribution. If after any such date fixed for determination, any such distribution is not in fact made, the Conversion Rate shall be immediately readjusted, effective as of the date of the Board of Directors determines not to make such distribution, to the Conversion Rate that would have been in effect if such determination date had not been fixed.

                  (5) In case the Company shall, by dividend or otherwise, distribute to all holders of its Common Stock cash (excluding any cash that is distributed as part of a distribution referred to in paragraph (4) of this Section or cash distributed upon a merger or consolidation to which Section
11.11 applies) in an aggregate amount that, combined together with (I) the aggregate amount of any other cash distributions to all holders of its Common Stock made exclusively in cash within the 12 months preceding the date of payment of such distribution and in respect of which no adjustment pursuant to this paragraph (5) has been made and (II) the aggregate of any cash plus the fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution) of consideration payable in respect of any tender offer by the Company or any of its Subsidiaries for all or any portion of the Common Stock concluded within the 12 months preceding the date of payment of such distribution and in respect of which no adjustment pursuant to paragraph (6) of this Section 11.4 has been made (the "combined cash and tender amount") exceeds 10% of the product of the current market price per share (determined as provided in paragraph (8) of this Section 11.4) of the Common Stock on the date for the determination of holders of shares of Common Stock entitled to receive such distribution times the number of shares of Common Stock outstanding on such date (the "aggregate current market price"), then, and in each such case, immediately after the close of business on such date for determination, the Conversion Rate shall be adjusted so that the same shall equal the rate determined by dividing the Conversion Rate in effect immediately prior to the close of business on the date fixed for determination of the stockholders entitled to receive such distribution by a fraction (i) the numerator of which shall be equal to the current market price per share (determined as provided in paragraph (8) of this Section) of the Common Stock on the date fixed for such determination less an amount equal to the quotient of
(x) the excess of such combined cash and tender amount over such aggregate current market price divided by (y) the number of shares of Common Stock outstanding on such date for determination and (ii) the denominator of which shall be equal to the current market price per share (determined as provided in paragraph (8) of this Section 11.4) of the Common Stock on such date fixed for determination.

                  (6) In case a tender offer made by the Company or any Subsidiary for all or any portion of the Common Stock shall expire and such tender offer (as amended upon the expiration thereof) shall require the payment to stockholders (based on the acceptance (up to any maximum specified in the terms of the tender offer) of Purchased Shares (as defined below)) of an aggregate consideration having a fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution) that combined together with (I) the aggregate of the cash plus the fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution), as of the expiration of such tender offer, of consideration payable in respect of any other tender offer by the Company or any Subsidiary for all or any portion of the Common Stock expiring within the 12 months preceding the expiration of such tender offer and in respect of which no



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

adjustment pursuant to this paragraph (6) has been made and (II) the aggregate amount of any cash distributions to all holders of the Common Stock within 12 months preceding the expiration of such tender offer and in respect of which no adjustment pursuant to paragraph (5) of this Section has been made (the "combined tender and cash amount") exceeds 10% of the product of the current market price per share of the Common Stock (determined as provided in paragraph
(8) of this Section 11.4) as of the last time (the "Expiration Time") tenders could have been made pursuant to such tender offer (as it may be amended) times the number of shares of Common Stock outstanding (including any tendered shares) as of the Expiration Time, then, and in each such case immediately prior to the opening of business on the day after the date of the Expiration Time, the Conversion Rate shall be adjusted so that the same shall equal the rate determined by dividing the Conversion Rate immediately prior to close of business on the date of the Expiration Time by a fraction (i) the numerator of which shall be equal to (A) the product of (I) the current market price per share of the Common Stock (determined as provided in paragraph (8) of this Section 11.4) on the date of the Expiration Time multiplied by (II) the number of shares of Common Stock outstanding (including any tendered shares) on the Expiration Time less (B) the combined tender and cash amount, and (ii) the denominator of which shall be equal to the product of (A) the current market price per share of the Common Stock (determined as provided in paragraph (8) of this Section 11.4) as of the Expiration Time multiplied by (B) the number of shares of Common Stock outstanding (including any tendered shares) as of the Expiration Time less the number of all shares validly tendered and not withdrawn as of the Expiration Time (the shares deemed so accepted up to any such maximum, being referred to as the "Purchased Shares").

                  (7) The reclassification of Common Stock into securities other than Common Stock (other than any reclassification upon a consolidation or merger to which Section 11.11 applies) shall be deemed to involve (a) a distribution of such securities other than Common Stock to all holders of Common Stock (and the effective date of such reclassification shall be deemed to be "the date fixed for the determination of shareholders entitled to receive such distribution" and "the date fixed for such determination" within the meaning of paragraph (4) of this Section), and (b) a subdivision or combination, as the case may be, of the number of shares of Common Stock outstanding immediately prior to such reclassification into the number of shares of Common Stock outstanding immediately thereafter (and the effective date of such reclassification shall be deemed to be "the day upon which such subdivision becomes effective" or "the day upon which such combination becomes effective", as the case may be, and "the day upon which such subdivision or combination becomes effective" within the meaning of paragraph (3) of this Section 11.4).

                  (8) For the purpose of any computation under paragraphs (2),
(4), (5) or (6) of this Section 11.4, the current market price per share of Common Stock on any date shall be calculated by the Company and be the average of the daily Closing Prices Per Share for the five consecutive Trading Days selected by the Company commencing not more than 10 Trading Days before, and ending not later than the earlier of the day in question and the day before the "ex" date with respect to the issuance or distribution requiring such computation. For purposes of this paragraph, the term "`ex' date", when used with respect to any issuance or distribution, means the first date on which the Common Stock trades regular way in the applicable securities market or on the applicable securities exchange without the right to receive such issuance or distribution.

                  (9) No adjustment in the Conversion Rate shall be required unless such adjustment (plus any adjustments not previously made by reason of the paragraph (9)) would require an increase or decrease of at least one percent in such rate; provided, however, that any adjustments which by reason of this paragraph (9) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Article shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be.

                  (10) The Company may make such increases in the Conversion Rate, for the remaining term of the Notes or any shorter term, in addition to those required by paragraphs (1), (2), (3), (4), (5) and (6) of this Section 11.4, as it considers to be advisable in order to avoid or diminish any income tax to any holders of shares of Common Stock resulting from any dividend or distribution of stock or issuance of rights or warrants to purchase or subscribe for stock. or from any event treated as such for income tax purposes. The Company shall have the power to resolve any ambiguity or correct any error in this paragraph (10) and its actions in so doing shall, absent manifest error, be final and conclusive.

                  (11) Notwithstanding the foregoing provisions of this Section, no adjustment of the Conversion Rate shall be required to be made (a) upon the issuance of shares of Common Stock pursuant to any present or future plan for the reinvestment of dividends or (b) because of a tender or exchange offer of the character described in Rule 13e-4(h)(5) under the Exchange Act or any successor rule thereto.

                  (12) To the extent permitted by applicable law, the Company from time to time may increase the Conversion Rate by any amount for any period of time if the period is at least twenty (20) days, the increase is irrevocable during such period, and the Board of Directors shall have made a determination that such increase would be in the best interests of the Company, which determination shall be conclusive; provided, however, that no such increase shall be taken into account for purposes of determining whether the Closing Price Per Share of the Common Stock equals or exceeds 105% of the Conversion Price in connection with an event which would otherwise be a Change of Control pursuant to Section 13.4. Whenever the Conversion Rate is increased pursuant to the preceding sentence, the Company shall give notice of the increase to the Holders in the manner provided in Section 1.6 at least fifteen (15) days prior to the date the increased Conversion Rate takes effect, and such notice shall state the increased Conversion Rate and the period during which it will be in effect.

SECTION 11.5               NOTICE OF ADJUSTMENTS OF CONVERSION RATE.

Whenever the Conversion Rate is adjusted as herein provided:

                  (1) the Company shall compute the adjusted Conversion Rate in accordance with Section 11.4 and shall prepare a certificate signed by the Chief Financial Officer of the Company setting forth the adjusted Conversion Rate and showing in reasonable detail the facts



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

upon which such adjustment is based, and such certificate shall promptly be filed with the Trustee and with each Conversion Agent; and

                  (2) upon each such adjustment, a notice stating that the Conversion Rate has been adjusted and setting forth the adjusted Conversion Rate shall be required, and as soon as practicable after it is required, such notice shall be provided by the Company to all Holders in accordance with Section 1.6.

Neither the Trustee nor any Conversion Agent shall be under any duty or responsibility with respect to any such certificate or the information and calculations contained therein, except to exhibit the same to any Holder of Notes desiring inspection thereof at its office during normal business hours.

SECTION 11.6               NOTICE OF CERTAIN CORPORATE ACTION.

In case:

                  (1) the Company shall declare a dividend (or any other distribution) on its Common Stock payable (i) otherwise than exclusively in cash or (ii) exclusively in cash in an amount that would require any adjustment pursuant to Section 12.4; or

                  (2) the Company shall authorize the granting to all or substantially all of the holders of its Common Stock of rights, options or warrants to subscribe for or purchase any shares of capital stock of any class or of any other rights; or

                  (3) of any reclassification of the Common Stock, or of any consolidation, merger or share exchange to which the Company is a party and for which approval of any stockholders of the Company is required, or of the conveyance, sale, transfer or lease of all or substantially all of the assets of the Company; or

                  (4) of the voluntary or involuntary dissolution, liquidation or winding up of the Company;

then the Company shall cause to be filed at each office or agency maintained for the purpose of conversion of Notes pursuant to Section 10.2, and shall cause to be provided to all Holders in accordance with Section 1.6, at least 20 days (or 10 days in any case specified in clause (1) or (2) above) prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, rights, options or warrants, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, rights, options or warrants are to be determined or
(y) the date on which such reclassification, consolidation, merger, conveyance, transfer, sale, lease, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, conveyance, transfer, sale, lease, dissolution, liquidation or winding up. Neither the failure to give such notice or the notice referred to in the



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

following paragraph nor any defect therein shall affect the legality or validity of the proceedings described in clauses (1) through (4) of this Section 11.6. If at the time the Trustee shall not be the conversion agent, a copy of such notice shall also forthwith be filed by the Company with the Trustee.

                  The Company shall cause to be filed at the Corporate Trust Office and each office or agency maintained for the purpose of conversion of Notes pursuant to Section 10.2, and shall cause to be provided to all Holders in accordance with Section 1.6, notice of any tender offer by the Company or any Subsidiary for all or any portion of the Common Stock at or about the time that such notice of tender offer is provided to the public generally.

SECTION 11.7               COMPANY TO RESERVE COMMON STOCK.

                  The Company shall at all times reserve and keep available, free from preemptive rights, out of its authorized but unissued Common Stock, for the purpose of effecting the conversion of Notes, the full number of shares of Common Stock then issuable upon the conversion of all Outstanding Notes.

SECTION 11.8               TAXES ON CONVERSIONS.

                  Except as provided in the next sentence, the Company will pay any and all taxes and duties that may be payable in respect of the issue or delivery of shares of Common Stock on conversion of Notes pursuant hereto. The Company shall not, however, be required to pay any tax or duty which may be payable in respect of any transfer involved in the issue and delivery of shares of Common Stock in a name other than that of the Holder of the Note or Notes to be converted, and no such issue or delivery shall be made unless and until the Person requesting such issue has paid to the Company the amount of any such tax or duty, or has established to the satisfaction of the Company that such tax or duty has been paid.

SECTION 11.9               COVENANT AS TO COMMON STOCK.

                  The Company agrees that all shares of Common Stock which may be delivered upon conversion of Notes, upon such delivery, will have been duly authorized and validly issued and will be fully paid and nonassessable and, except as provided in Section 11.8, the Company will pay all taxes, liens and charges with respect to the issue thereof.

SECTION 11.10              CANCELLATION OF CONVERTED NOTES.

                  All Notes delivered for conversion shall be delivered to the Trustee or its agent to be cancelled by or at the direction of the Trustee, which shall dispose of the same as provided in Section 3.9.

SECTION 11.11              PROVISION IN CASE OF CONSOLIDATION, MERGER OR SALE OF
                           ASSETS.

                  In case of any consolidation or merger of the Company with or into any other Person, any merger of another Person with or into the Company (other than a merger which does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of Common Stock of the Company) or in case of any sale or transfer of all or substantially all of the assets of the Company, the Person formed by such consolidation or resulting from such merger or which acquires such assets, as the case may be, shall execute and deliver to the Trustee a supplemental indenture providing that the Holder of each Note then Outstanding shall have the right thereafter, during the period such Note shall be convertible as specified in Section 11.1, to convert such Note only into the kind and amount of securities, cash and other property receivable upon such consolidation, merger, conveyance, sale, transfer or lease by a holder of the number of shares of Common Stock of the Company into which such Note might have been converted immediately prior to such consolidation, merger, conveyance, sale, transfer or lease, assuming such holder of Common Stock of the Company (i) is not (A) a Person with which the Company consolidated or merged with or into or which merged into or with the Company or to which such conveyance, sale, transfer or lease was made, as the case may be (a "Constituent Person"), or (B) an Affiliate of a Constituent Person and (ii) failed to exercise his rights of election, if any, as to the kind or amount of securities, cash and other property receivable upon such consolidation, merger, conveyance, sale, transfer or lease (provided that if the kind or amount of securities, cash and other property receivable upon such consolidation, merger, conveyance, sale, transfer, or lease is not the same for each share of Common Stock of the Company held immediately prior to such consolidation, merger, conveyance, sale, transfer or lease by others than a Constituent Person or an Affiliate thereof and in respect of which such rights of election shall not have been exercised ("Non-electing Share"), then for the purpose of this Section 11.11 the kind and amount of securities, cash and other property receivable upon such consolidation, merger, conveyance, sale, transfer or lease by the holders of each Non-electing Share shall be deemed to be the kind and amount so receivable per share by a plurality of the Non-electing Shares). Such supplemental indenture shall provide for adjustments which, for events subsequent to the effective date of such supplemental indenture, shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article. The above provisions of this
Section 11.11 shall similarly apply to successive consolidations, mergers, conveyances, sales, transfers or leases. Notice of the execution of such a supplemental indenture shall be given by the Company to the Holder of each Note as provided in Section 1.6 promptly upon such execution.

                  Neither the Trustee nor any Conversion Agent shall be under any responsibility to determine the correctness of any provisions contained in any such supplemental indenture relating either to the kind or amount of shares of stock or other securities or property or cash receivable by Holders of Notes upon the conversion of their Notes after any such consolidation, merger, conveyance, transfer, sale or lease or to any such adjustment, but may accept as conclusive evidence of the correctness of any such provisions, and shall be protected in relying upon, an Opinion of Counsel with respect thereto, which the Company shall cause to be furnished to the Trustee upon request.

SECTION 11.12              RESPONSIBILITY OF TRUSTEE FOR CONVERSION PROVISIONS.

                  The Trustee, subject to the provisions of Section 6.1, and any Conversion Agent shall not at any time be under any duty or responsibility to any Holder of Notes to determine whether any facts exist which may require any adjustment of the Conversion Rate, or with respect to the nature or extent of any such adjustment when made, or with respect to the method employed, or herein or in any supplemental indenture provided to be employed, in making the same, or whether a supplemental indenture need be entered into. Neither the Trustee, subject to the provisions of Section 6.1, nor any Conversion Agent shall be accountable with respect to the validity or value (or the kind or amount) of any Common Stock, or of any other securities or property or cash, which may at any time be issued or delivered upon the conversion of any Note; and it or they do not make any representation with respect thereto. Neither the Trustee, subject to the provisions of Section 6.1, nor any Conversion Agent shall be responsible for any failure of the Company to make or calculate any cash payment or to issue, transfer or deliver any shares of Common Stock or share certificates or other securities or property or cash upon the surrender of any Note for the purpose of conversion; and the Trustee, subject to the provisions of Section 6.1, and any Conversion Agent shall not be responsible for any failure of the Company to comply with any of the covenants of the Company contained in this Article.

                                   ARTICLE XII
                           SUBORDINATION OF SECURITIES


SECTION 12.1               NOTES SUBORDINATE TO SENIOR INDEBTEDNESS.

                  The Company covenants and agrees, and each Holder of a Note, by its acceptance thereof, likewise covenants and agrees, that, to the extent and in the manner hereinafter set forth in this Article (subject to the provisions of Article IV), the indebtedness represented by the Notes and the payment of the principal of, or premium, if any, or interest (including Liquidated Damages, if any) on, each and all of the Notes (including the Repurchase Price with respect to Notes submitted for repurchase in accordance with Article XIII), are hereby expressly made subordinate and subject in right of payment to the prior payment in full of all Senior Indebtedness.

SECTION 12.2 NO PAYMENT IN CERTAIN CIRCUMSTANCES, PAYMENT OVER OF PROCEEDS UPON DISSOLUTION, ETC.

                  No payment shall be made with respect to the principal of, or premium, if any, or interest (including Liquidated Damages, if any) on the Notes or any shares of Common Stock issued on conversion (including, but not limited to, the Repurchase Price with respect to Notes submitted for repurchase in accordance with Article XIII), except payments and distributions made by the Trustee as permitted by Section 13.9, if:

                  (i) a default in the payment of principal, premium, if any, or interest (including a default under any repurchase obligation) or other amounts with respect to any Senior Indebtedness occurs and is continuing (or, in the case of Senior Indebtedness for which there is a period of grace, in the event of such a default that continues beyond the period of grace, if any, specified in the instrument or lease evidencing such Senior Indebtedness) unless and until such default shall have been cured or waived or shall have ceased to exist; or

                  (ii) a default, other than a payment default, on any Designated Senior Indebtedness occurs and is continuing that then permits holders of such Designated Senior Indebtedness to accelerate its maturity and the Trustee receives a notice of the default (a "Payment Blockage Notice") from a Representative of Designated Senior Indebtedness or the Company.

                  If the Trustee receives any Payment Blockage Notice pursuant to clause (ii) above, no subsequent Payment Blockage Notice shall be effective for purposes of this Section unless and until (A) at least 365 days shall have elapsed since the initial effectiveness of the immediately prior Payment Blockage Notice, and (B) all scheduled payments of principal, premium, if any, and interest on the Notes that have come due have been paid in full in cash. No nonpayment default that existed or was continuing on the date of delivery of any Payment Blockage Notice to the Trustee shall be, or be made, the basis for a subsequent Payment Blockage Notice.

                  The Company may and shall resume payments on and distributions in respect of the Notes upon the earlier of:

                  (1) the date upon which the default is cured or waived or ceases to exist, or

                  (2) in the case of a default referred to in clause (ii) above, 179 days pass after notice is received if the maturity of such Designated Senior Indebtedness has not been accelerated, unless this Article XII otherwise prohibits the payment or distribution at the time of such payment or distribution.

                  In the event of (a) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relative to the Company or to its creditors, as such, or to its assets, or (b) any liquidation, dissolution or other winding up of the Company, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (c) any assignment for the benefit of creditors or any other marshaling of assets and liabilities of the Company, then and in any such event the holders of Senior Indebtedness shall be entitled to receive payment in full of all amounts due or to become due on or in respect of all Senior Indebtedness in cash before the Holders of the Notes are entitled to receive any payment on account of principal of (or premium, if any) or interest (including any Liquidated Damages) on the Notes or on account of the purchase or other acquisition of Notes, and to that end the holders of Senior Indebtedness shall be entitled to receive, for application to the payment thereof, any payment or distribution of any kind or character, whether in cash, property or securities, which may be payable or deliverable in respect of the Notes in any such case, proceeding, dissolution, liquidation or other winding up or event.

                  In the event that, notwithstanding the foregoing provisions of this Section, the Trustee or the Holder of any Note shall have received any payment or distribution of assets of the Company of any kind or character, whether in cash, securities or other property, before all Senior Indebtedness is paid in full, and if such fact shall, at or prior to the time of such payment or distribution, have been made known to the Trustee or, as the case may be, such Holder, then and in such event such payment or distribution shall be paid over or delivered forthwith to the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee, agent or other Person making payment or distribution of assets of the Company for application to the payment of all Senior Indebtedness remaining unpaid, to the extent necessary to pay all Senior Indebtedness in full, after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness.

                  For purposes of this Article only, the words "cash, securities or other property" shall not be deemed to include shares of capital stock of the Company as reorganized or readjusted, or securities of the Company or any other corporation provided for by a plan of reorganization or readjustment, which shares of stock or securities are subordinated in right of payment to all then outstanding Senior Indebtedness to substantially the same extent as, or to a greater extent than, the Notes are so subordinated as provided in this Article. The consolidation of the Company with, or the merger of the Company into, another Person or the liquidation or dissolution of the Company following the conveyance or transfer of its properties and assets substantially as an entirety to another Person upon the terms and conditions set forth in Article VII shall not be deemed a dissolution, winding up, liquidation, reorganization, assignment for the benefit of creditors or marshaling of assets and liabilities of the Company for the purposes of this Section if the Person formed by such consolidation or into which the Company is merged or which acquires by conveyance or transfer such properties and assets substantially as an entirety, as the case may be, shall, as a part of such consolidation, merger, conveyance or transfer, comply with the conditions set forth in Article VII.

                  In the event that, notwithstanding the foregoing, the Company shall make any payment to the Trustee or the Holder of any Note prohibited by the foregoing provisions of this Section, and if such fact shall, at or prior to the time of such payment, have been made known to the Trustee or, as the case may be, such Holder, then and in such event such payment shall be paid over and delivered forthwith to the Company, in the case of the Trustee, or the Trustee, in the case of such Holder.

SECTION 12.3               PRIOR PAYMENT TO SENIOR INDEBTEDNESS UPON
                           ACCELERATION OF NOTES.

                  In the event of the acceleration of the Notes because of an Event of Default, no payment or distribution shall be made to the Trustee or any holder of Notes in respect of the principal of, premium, if any, or interest (including Liquidated Damages, if any) on the Notes (including, but not limited to, the Repurchase Price with respect to the Notes submitted for repurchase in accordance with Article XIII), except payments and distributions made by the Trustee as permitted by Section 12.9, until all Senior Indebtedness has been paid in full in cash or other payment satisfactory to the holders of Senior Indebtedness or such acceleration is rescinded in accordance with the terms of this Indenture.

SECTION 12.4               PAYMENT PERMITTED IF NO DEFAULT.

                  Nothing contained in this Article or elsewhere in this Indenture or in any of the Notes shall prevent (a) the Company, at any time except during the pendency of any case, proceeding, dissolution, liquidation or other winding up, assignment for the benefit of creditors



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or other marshaling of assets and liabilities of the Company referred to in
Section 12.2, or during the circumstances referred to in the first paragraph of
Section 12.2, or under the conditions described in Section 12.3, from making payments at any time of principal of (and premium, if any) or interest on the Notes, or (b) the application by the Trustee of any money deposited with it hereunder to the payment of or on account of the principal of (and premium, if any) or interest on the Notes or the retention of such payment by the Holders, if, at the time of such application by the Trustee, it did not have knowledge that such payment would have been prohibited by the provisions of this Article.

SECTION 12.5               SUBROGATION TO RIGHTS OF HOLDERS OF SENIOR
                           INDEBTEDNESS.

                  Subject to the payment in full of all Senior Indebtedness, the Holders of the Notes shall be subrogated to the extent of the payments or distributions made to the holders of such Senior Indebtedness pursuant to the provisions of this Article to the rights of the holders of such Senior Indebtedness to receive payments and distributions of cash, property and securities applicable to the Senior Indebtedness until the principal of (and premium, if any) and interest on the Notes shall be paid in full. For purposes of such subrogation, no payments or distributions to the holders of the Senior Indebtedness of any cash, property or securities to which the Holders of the Notes or the Trustee would be entitled except for the provisions of this Article, and no payments over pursuant to the provisions of this Article to the holders of Senior Indebtedness by Holders of the Notes or the Trustee, shall, as among the Company, its creditors other than holders of Senior Indebtedness and the Holders of the Notes, be deemed to be a payment or distribution by the Company to or on account of the Senior Indebtedness.

SECTION 12.6               PROVISIONS SOLELY TO DEFINE RELATIVE RIGHTS.

                  The provisions of this Article are intended solely for the purpose of defining the relative rights of the Holders of the Notes on the one hand and the holders of Senior Indebtedness on the other hand. Nothing contained in this Article or elsewhere in this Indenture or in the Notes is intended to or shall (i) impair, as among the Company, its creditors other than holders of Senior Indebtedness and the Holders of the Notes, the obligation of the Company, which is absolute and unconditional, to pay to the Holders of the Notes the principal of (and premium, if any) and interest (including Liquidated Damages, if any) on the Notes as and when the same shall become due and payable in accordance with their terms; or (ii) affect the relative rights against the Company of the Holders of the Notes and creditors of the Company other than the holders of Senior Indebtedness; or (iii) prevent the Trustee or the Holder of any Note from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article of the holders of Senior Indebtedness to receive cash, property and securities otherwise payable or deliverable to the Trustee or such Holder.

SECTION 12.7               TRUSTEE TO EFFECTUATE SUBORDINATION.

                  Each Holder of a Note by its acceptance thereof authorizes and directs the Trustee on its behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article and appoints the Trustee its attorney-in-fact for any and all such purposes.



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SECTION 12.8               NO WAIVER OF SUBORDINATION PROVISIONS.

                  No right of any present or future holder of any Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder of any Senior Indebtedness, or by any non-compliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof any such holder may have or be otherwise charged with.

                  Without in any way limiting the generality of the foregoing paragraph, the holders of Senior Indebtedness may, at any time and from time to time, without the consent of or notice to the Trustee or the Holders of the Notes, without incurring responsibility to the Holders of the Notes and without impairing or releasing the subordination provided in this Article or the obligations hereunder of the Holders of the Notes to the holders of Senior Indebtedness, do any one or more of the following: (i) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, Senior Indebtedness, or otherwise amend or supplement in any manner Senior Indebtedness or any instrument evidencing the same or any agreement under which Senior Indebtedness is outstanding; (ii) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Senior Indebtedness; (iii) release any Person liable in any manner for the collection of Senior Indebtedness; and (iv) exercise or refrain from exercising any rights against the Company and any other Person.

SECTION 12.9               NOTICE TO TRUSTEE.

                  The Company shall give prompt written notice to the Trustee of any fact known to the Company which would prohibit the making of any payment to or by the Trustee in respect of the Notes. Notwithstanding the provisions of this Article or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment to or by the Trustee in respect of the Notes, unless and until the Trustee shall have received written notice thereof from the Company or a Representative or a holder of Senior Indebtedness (including, without limitation, a holder of Designated Senior Indebtedness) and, prior to the receipt of any such written notice, the Trustee, subject to the provisions of
Section 6.1, shall be entitled in all respects to assume that no such facts exist; provided, however, that if the Trustee shall not have received the notice provided for in this Section 12.9 prior to the date upon which by the terms hereof any money may become payable for any purpose (including, without limitation, the payment of the principal of (and premium, if any) or interest (including Liquidated Damages, if any) on any Note), then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such money and to apply the same to the purpose for which such money was received and shall not be affected by any notice to the contrary which may be received by it within one Business Day prior to such date.

                  Notwithstanding anything in this Article XII to the contrary, nothing shall prevent any payment by the Trustee to the Holders of monies deposited with it pursuant to Section 4.1, and any such payment shall not be subject to the provisions of Section 12.2 or 12.3.



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                  Subject to the provisions of Section 6.1, the Trustee shall be entitled to rely on the delivery to it of a written notice by a Person representing himself to be a Representative or a holder of Senior Indebtedness (including, without limitation, a holder of Designated Senior Indebtedness) to establish that such notice has been given by a Representative or a holder of Senior Indebtedness (including, without limitation, a holder of Designated
Senior Indebtedness). In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of Senior Indebtedness to participate in any payment or distribution pursuant to this Article, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article, and if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

SECTION 12.10              RELIANCE ON JUDICIAL ORDER OR CERTIFICATE OF
                           LIQUIDATING AGENT.

                  Upon any payment or distribution of assets of the Company referred to in this Article, the Trustee, subject to the provisions of Section 6.1, and the Holders of the Notes shall be entitled to rely upon any order or decree entered by any court of competent jurisdiction in which such insolvency, bankruptcy, receivership, liquidation, reorganization, dissolution, winding up or similar case or proceeding is pending, or a certificate of the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee for the benefit of creditors, agent or other Person making such payment or distribution, delivered to the Trustee or to the Holders of Notes, for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of the Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article.

SECTION 12.11              TRUSTEE NOT FIDUCIARY FOR HOLDERS OF SENIOR
                           INDEBTEDNESS.

                  The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness and shall not be liable to any such holders if it shall in good faith mistakenly pay over or distribute to Holders of Notes or to the Company or to any other Person cash, property or securities to which any holders of Senior Indebtedness shall be entitled by virtue of this Article or otherwise.

SECTION 12.12 RELIANCE BY HOLDERS OF SENIOR INDEBTEDNESS ON SUBORDINATION PROVISIONS.

                  Each Holder by accepting a Note acknowledges and agrees that the foregoing subordination provisions are, and are intended to be, an inducement and a consideration to each holder of any Senior Indebtedness, whether such Senior Indebtedness was created or acquired before or after the issuance of the Notes, to acquire and continue to hold, or to continue to hold, such Senior Indebtedness and such holder of Senior Indebtedness shall be deemed conclusively to have relied on such subordination provisions in acquiring and continuing to hold, or in continuing to hold, such Senior Indebtedness, and no amendment or modification of the



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provisions contained herein shall diminish the rights of such holders of Senior
Indebtedness unless such holders shall have agreed in writing thereto.

SECTION 12.13              RIGHTS OF TRUSTEE AS HOLDER OF SENIOR INDEBTEDNESS;
                           PRESERVATION OF TRUSTEE'S RIGHTS.

                  The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article with respect to any Senior Indebtedness which may at any time be held by it, to the same extent as any other holder of Senior Indebtedness, and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder.

                  Nothing in this Article shall apply to claims of, or payments to, the Trustee under or pursuant to Section 6.7.

SECTION 12.14              ARTICLE APPLICABLE TO PAYING AGENTS.

                  In case at any time any Paying Agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term "Trustee" as used in this Article shall in such case (unless the context otherwise requires) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this Article in addition to or in place of the Trustee; provided, however, that Section 12.13 shall not apply to the Company or any Affiliate of the Company if it or such Affiliate acts as Paying Agent.

SECTION 12.15              CERTAIN CONVERSIONS AND REPURCHASES DEEMED PAYMENT.

                  For the purposes of this Article only, (i) the issuance and delivery of junior notes upon conversion of Notes in accordance with Article XI or upon the repurchase of Notes in accordance with Article XIII shall not be deemed to constitute a payment or distribution on account of the principal of or premium or interest (including Liquidated Damages, if any) on Notes or on account of the purchase or other acquisition of Notes, and (ii) the payment, issuance or delivery of cash (except in satisfaction of fractional shares pursuant to Section 11.3), property or securities (other than junior securities) upon conversion of a Note shall be deemed to constitute payment on account of the principal of such Note. For the purposes of this Section, the term "junior securities" means (a) shares of any stock of any class of the Company and securities into which the Notes are convertible pursuant to Article XI and (b) securities of the Company which are subordinated in right of payment to all Senior Indebtedness which may be outstanding at the time of issuance or delivery of such securities to substantially the same extent as, or to a greater extent than, the Notes are so subordinated as provided in this Article. Nothing contained in this Article or elsewhere in this Indenture or in the Notes is intended to or shall impair, as among the Company, its creditors other than holders of Senior Indebtedness and the Holders of the Notes, the right, which is absolute and unconditional, of the Holder of any Note to convert such Note in accordance with Article XI or to exchange such Note for Common Stock in accordance with Article XIII if the Company elects to satisfy the obligations under Article XIII by the delivery of Common Stock.



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                                  ARTICLE XIII
                    REPURCHASE OF NOTES AT THE OPTION OF THE
                         HOLDER UPON A CHANGE IN CONTROL



SECTION 13.1               RIGHT TO REQUIRE REPURCHASE.

                  In the event that a Change in Control (as hereinafter defined) shall occur, then each Holder shall have the right, at the Holder's option, but subject to the provisions of Section 13.2, to require the Company to repurchase, and upon the exercise of such right the Company shall repurchase, all of such Holder's Notes, or any portion of the principal amount thereof that is equal to U.S. $1,000 or any integral multiple of U.S. $1,000 in excess thereof (provided that no single Note may be repurchased in part unless the portion of the principal amount of such Note to be Outstanding after such repurchase is equal to U.S. $1,000 or integral multiples of U.S. $1,000 in excess thereof), on the date (the "Repurchase Date") that is 45 days after the date of the Company Notice (as defined in Section 13.3) at a purchase price equal to 100% of the principal amount of the Notes to be repurchased plus interest accrued to the Repurchase Date (the "Repurchase Price"); provided, however, that installments of interest on Notes whose Stated Maturity is on or prior to the Repurchase Date shall be payable to the Holders of such Notes, or one or more Predecessor Notes, registered as such on the relevant Record Date according to their terms and the provisions of Section 3.7. Such right to require the repurchase of the Notes shall not continue after a discharge of the Company from its obligations with respect to the Notes in accordance with Article IV, unless a Change in Control shall have occurred prior to such discharge. At the option of the Company, the Repurchase Price may be paid in cash or, subject to the fulfillment by the Company of the conditions set forth Section 13.2, by delivery of shares of Common Stock having a fair market value equal to the Repurchase Price. Whenever in this Indenture (including Sections 2.2, 3.1 , 5.1(1) and 5.8) there is a reference, in any context, to the principal of any Note as of any time, such reference shall be deemed to include reference to the Repurchase Price payable in respect of such Note to the extent that such Repurchase Price is, was or would be so payable at such time, and express mention of the Repurchase Price in any provision of this Indenture shall not be construed as excluding the Repurchase Price in those provisions of this Indenture when such express mention is not made; provided, however, that for the purposes of Article XII such reference shall be deemed to include reference to the Repurchase Price only to the extent the Repurchase Price is payable in cash.

SECTION 13.2 CONDITIONS TO THE COMPANY'S ELECTION TO PAY THE REPURCHASE PRICE IN COMMON STOCK.

                  The Company may elect to pay the Repurchase Price by delivery of shares of Common Stock pursuant to Section 13.1 if and only if the following conditions shall have been satisfied:

                  (1) The shares of Common Stock deliverable in payment of the Repurchase Price shall have a fair market value as of the Repurchase Date of not less than the Repurchase Price. For purposes of Section 13.1 and this Section 13.2, the fair market value of



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shares of Common Stock shall be determined by the Company and shall be equal to
95% of the average of the Closing Prices Per Share of the Common Stock for the five consecutive Trading Days immediately preceding and including the third Trading Day prior to the Repurchase Date;

                  (2) The Repurchase Price shall be paid only in cash in the event any shares of Common Stock to be issued upon repurchase of Notes hereunder
(i) require registration under any federal securities law before such shares may be freely transferrable without being subject to any transfer restrictions under the Securities Act upon repurchase and if such registration is not completed or does not become effective prior to the Repurchase Date, and/or (ii) require registration with or approval of any governmental authority under any state law or any other federal law before such shares may be validly issued or delivered upon repurchase and if such registration is not completed or does not become effective or such approval is not obtained prior to the Repurchase Date;

                  (3) Payment of the Repurchase Price may not be made in Common Stock unless such stock is, or shall have been, approved for listing on the New York Stock Exchange or listed on a national securities exchange or quoted on the Nasdaq National Market, in each case, prior to the Repurchase Date; and

                  (4) All shares of Common Stock which may be issued upon repurchase of Notes will be issued out of the Company's authorized but unissued Common Stock and, will upon issue, be duly and validly issued and fully paid and non-assessable and free of any preemptive or similar rights.

                  If all of the conditions set forth in this Section 13.2 are not satisfied in accordance with the terms thereof, the Repurchase Price shall be paid by the Company only in cash.

SECTION 13.3               NOTICES; METHOD OF EXERCISING REPURCHASE RIGHT, ETC.

                  (1) On or before the 30th day after the occurrence of a Change in Control, the Company or, at the request and expense of the Company on or before the 30th day after such occurrence, the Trustee, shall give to all Holders of Notes, in the manner provided in Section 1.6, notice (the "Company Notice") of the occurrence of the Change of Control and of the repurchase right set forth herein arising as a result thereof. The Company shall also deliver (i) a copy of such notice of a repurchase right to the Trustee and (ii) make a public announcement thereof by release made to Reuters Economic Services and Bloomberg Business News.

                  Each notice of a repurchase right shall state:

                  (i) the Repurchase Date,

                  (ii) the date by which the repurchase right must be exercised,

                  (iii) the Repurchase Price, and whether the Repurchase Price shall be paid by the Company in cash or by delivery of shares of Common Stock,


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                  (iv) a description of the procedure which a Holder must follow to exercise a repurchase right, and the place or places where such Notes, are to be surrendered for payment of the Repurchase Price and accrued interest, if any,

                  (v) that on the Repurchase Date the Repurchase Price, and accrued interest, if any, will become due and payable upon each such Note designated by the Holder to be repurchased, and that interest thereon shall cease to accrue on and after said date,

                  (vi) the Conversion Rate then in effect, the date on which the right to convert the principal amount of the Notes to be repurchased will terminate and the place or places where such Notes may be surrendered for conversion, and

                  (vii) the place or places that the Note certificate with the Election of Holder to Require Repurchase as specified in Section 2.2 shall be delivered, and if the Note is a Restricted Note, the place or places that the Surrender Certificate required by Section 13.3(9) shall be delivered.

                  No failure of the Company to give the foregoing notices or defect therein shall limit any Holder' s right to exercise a repurchase right or affect the validity of the proceedings for the repurchase of Notes.

                  If any of the foregoing provisions or other provisions of this
Article XIII are inconsistent with applicable law, such law shall govern.

                  (2) To exercise a repurchase right, a Holder shall deliver to the Trustee on or before the 30th day after the date of the Company Notice (i) written notice of the Holder's exercise of such right, which notice shall set forth the name of the Holder, the principal amount of the Notes to be repurchased (and, if any Note is to repurchased in part, the serial number thereof, the portion of the principal amount thereof to be repurchased and the name of the Person in which the portion thereof to remain Outstanding after such repurchase is to be registered) and a statement that an election to exercise the repurchase right is being made thereby, and, in the event that the Repurchase Price shall be paid in shares of Common Stock, the name or names (with addresses) in which the certificate or certificates for shares of Common Stock shall be issued, and (ii) the Notes with respect to which the repurchase right is being exercised. Such written notice shall be irrevocable, except that the right of the Holder to convert the Notes with respect to which the repurchase right is being exercised shall continue until the close of business on the Repurchase Date.

                  (3) In the event a repurchase right shall be exercised in accordance with the terms hereof, the Company shall pay or cause to be paid to the Trustee the Repurchase Price in cash or shares of Common Stock, as provided above, for payment to the Holder on the Repurchase Date or, if shares of Common Stock are to be paid, as promptly after the Repurchase Date as practicable, together with accrued and unpaid interest to the Repurchase Date payable with respect to the Notes as to which the repurchase right has been exercised; provided, however, that installments of interest that mature on or prior to the Repurchase Date shall be payable in



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cash to the Holders of such Notes, or one or more Predecessor Notes, registered as such at the close of business on the relevant Regular Record Date.

                  (4) If any Note (or portion thereof) surrendered for repurchase shall not be so paid on the Repurchase Date, the principal amount of such Note (or portion thereof, as the case may be) shall, until paid, bear interest to the extent permitted by applicable law from the Repurchase Date at the rate of 7.00% per annum, and each Note shall remain convertible into Common Stock until the principal of such Note (or portion thereof, as the case may be) shall have been paid or duly provided for.

                  (5) Any Note which is to be repurchased only in part shall be surrendered to the Trustee (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and make available for delivery to the Holder of such Note without service charge, a new Note or Notes, containing identical terms and conditions, each in an authorized denomination in aggregate principal amount equal to and in exchange for the unrepurchased portion of the principal of the Note so surrendered.

                  (6) Any issuance of shares of Common Stock in respect of the Repurchase Price shall be deemed to have been effected immediately prior to the close of business on the Repurchase Date and the Person or Persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such repurchase shall be deemed to have become on the Repurchase Date the holder or holders of record of the shares represented thereby; provided, however, that any surrender for repurchase on a date when the stock transfer books of the Company shall be closed shall constitute the Person or Persons in whose name or names the certificate or certificates for such shares are to be issued as the record holder or holders thereof for all purposes at the opening of business on the next succeeding day on which such stock transfer books are open. No payment or adjustment shall be made for dividends or distributions on any Common Stock issued upon repurchase of any Note declared prior to the Repurchase Date.

                  (7) No fractions of shares shall be issued upon repurchase of Notes. If more than one Note shall be repurchased from the same Holder and the Repurchase Price shall be payable in shares of Common Stock, the number of full shares which shall be issuable upon such repurchase shall be computed on the basis of the aggregate principal amount of the Notes so repurchased. Instead of any fractional share of Common Stock which would otherwise be issuable on the repurchase of any Note or Notes, the Company will deliver to the applicable Holder its check for the current market value of such fractional share. The current market value of a fraction of a share is determined by multiplying the current market price of a full share by the fraction, and rounding the result to the nearest cent. For purposes of this Section, the current market price of a share of Common Stock is the Closing Price Per Share of the Common Stock on the Trading Day immediately preceding the Repurchase Date.



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

                  (8) Any issuance and delivery of certificates for shares of Common Stock on repurchase of Notes shall be made without charge to the Holder of Notes being repurchased for such certificates or for any tax or duty in respect of the issuance or delivery of such certificates or the notes represented thereby; provided, however, that the Company shall not be required to pay any tax or duty which may be payable in respect of (i) income of the Holder or (ii) any transfer involved in the issuance or delivery of certificates for shares of Common Stock in a name other than that of the Holder of the Notes being repurchased, and no such issuance or delivery shall be made unless and until the Person requesting such issuance or delivery has paid to the Company the amount of any such tax or duty or has established, to the satisfaction of the Company, that such tax or duty has been paid.

                  (9) If shares of Common Stock to be delivered upon repurchase of a Note are to be registered in a name other than that of the beneficial owner of such Note, then such Holder must deliver to the Trustee a Surrender Certificate, dated the date of surrender of such Restricted Note and signed by such beneficial owner, as to compliance with the restrictions on transfer applicable to such Restricted Note. Neither the Trustee nor any Registrar or Transfer Agent or other agents shall be required to register in a name other than that of the beneficial owner shares of Common Stock issued upon repurchase of any such Restricted Note not so accompanied by a properly completed Surrender Certificate.

                  (10) All Notes delivered for repurchase shall be delivered to the Trustee to be cancelled at the direction of the Trustee, which shall dispose of the same as provided in Section 3.9.

SECTION 13.4               CERTAIN DEFINITIONS.

                  For purposes of this Article XIII,

                  (1) the term "beneficial owner" shall be determined in accordance with Rule 13d-3, as in effect on the date of the original execution of this Indenture, promulgated by the Commission pursuant to the Exchange Act;

                  (2) a "Change in Control" shall be deemed to have occurred at the time, after the original issuance of the Notes, of:

                  (i) the acquisition by any Person (including any syndicate or group deemed to be a "person" under Section 13(d)(3) of the Exchange Act) of beneficial ownership, directly or indirectly, through a purchase, merger or other acquisition transaction or series of transactions, of shares of capital stock of the Company entitling such person to exercise 50% or more of the total voting power of all shares of capital stock of the Company entitled to vote generally in the elections of directors, other (A) than any such acquisition by the Company, any subsidiary of the Company or any employee benefit plan of the Company or (b) any such acquisition by Morry Weiss, Judith A. Weiss, Harry H. Stone, Gary Weiss, Jeffrey Weiss, Zev Weiss, Elie Weiss and the Irving I. Stone Limited Liability Co. (collectively, the "Principals") or any Person controlled by any of the Principals, so long as any such acquisition does not result, directly or indirectly, in a "going private transaction" within the meaning of the Exchange Act; or



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

                  (ii) any consolidation of the Company with, or merger of the Company into, any other Person, any merger of another Person into the Company, or any conveyance, sale, transfer or lease of all or substantially all of the assets of the Company to another Person (other than (a) any such transaction (x) which does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of capital stock of the Company and (y) pursuant to which the holders of the Common Stock immediately prior to such transaction have the entitlement to exercise, directly or indirectly, 50% or more of the total voting power of all shares of capital stock entitled to vote generally in the election of directors of the continuing or surviving corporation immediately after such transaction or (b) any merger which is effected solely to change the jurisdiction of Incorporation of the Company and results in a reclassification, conversion or exchange of outstanding shares of Common Stock solely into shares of common stock of the surviving entity; provided, however, that a Change in Control shall not be deemed to have occurred if (I) the Closing Sales Price Per Share of the Class A Common Stock for any five Trading Days within the period of 10 consecutive Trading Days ending immediately after the later of the Change in Control or the public announcement of the Change in Control (in the case of a Change in Control under clause (i) above) or the period of 10 consecutive Trading Days ending immediately before the Change in Control (in the case of a Change in Control under clause (ii) above) shall equal or exceed 105% of the Conversion Price of the Notes in effect on each such Trading Day or (II) all of the consideration (excluding cash payments for fractional shares and cash payments made pursuant to dissenters' appraisal rights) in a merger or consolidation otherwise constituting a Change of Control under clause (i) and/or clause (ii) above consists of shares of common stock traded on a national securities exchange or quoted on the Nasdaq National Market (or will be so traded or quoted immediately following such merger or consolidation) and as a result of such merger or consolidation the notes become convertible into such common stock. For purposes of this Section 13.4, "Beneficial Owner" shall be determined in accordance with Rule 13(d)(3) promulgated by the Commission under the Exchange Act, as in effect on the date of this Indenture.

                  (3) the term "Conversion Price" shall equal U.S. $1,000 divided by the Conversion Rate (rounded to the nearest cent); and

                  (4) for purposes of Section 13.4(2)(i), the term "person" shall include any syndicate or group which would be deemed to be a "person" under Section 13(d)(3) of the Exchange Act, as in effect on the date of the original execution of this Indenture.

SECTION 13.5               CONSOLIDATION, MERGER, ETC.

                  In the case of any consolidation, conveyance, sale, transfer or lease of all or substantially all of the assets of the Company to which
Section 11.11 applies, in which the Common Stock of the Company is changed or exchanged as a result into the right to receive shares of stock and other securities or property or assets (including cash) which includes shares of Common Stock of the Company or common stock of another Person that are, or upon issuance will be, traded on a United States national securities exchange or approved for trading on an established automated over-the-counter trading market in the United States and such shares constitute at the time such change or exchange becomes effective in excess of 50% of the



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

aggregate fair market value of such shares of stock and other securities, property and assets (including cash) (as determined by the Company, which determination shall be conclusive and binding), then the Person formed by such consolidation or resulting from such merger or combination or which acquires the properties or assets (including cash) of the Company, as the case may be, shall execute and deliver to the Trustee a supplemental indenture (which shall comply with the Trust Indenture Act as in force at the date of execution of such supplemental indenture) modifying the provisions of this Indenture relating to the right of Holders to cause the Company to repurchase the Notes following a Change in Control, including without limitation the applicable provisions of this Article XIII and the definitions of the Common Stock and Change in Control, as appropriate, and such other related definitions set forth herein as determined in good faith by the Company (which determination shall be conclusive and binding), to make such provisions apply in the event of a subsequent Change of Control to the common stock and the issuer thereof if different from the Company and Common Stock of the Company (in lieu of the Company and the Common Stock of the Company).

                                   ARTICLE XIV
                      HOLDERS LISTS AND REPORTS BY TRUSTEE
                            AND COMPANY; NON-RECOURSE


SECTION 14.1               COMPANY TO FURNISH TRUSTEE NAMES AND ADDRESSES OF
                           HOLDERS.

                  The Company will furnish or cause to be furnished to the
Trustee:

                  (1) semi-annually, not more than 15 days after the Regular Record Date, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of Notes as of such Regular Record Date, and

                  (2) at such other times as the Trustee may reasonably request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished; provided, however, that no such list need be furnished so long as the Trustee is acting as Note Registrar.

SECTION 14.2               PRESERVATION OF INFORMATION.

                  (1) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 14.1 and the names and addresses of Holders received by the Trustee in its capacity as Note Registrar. The Trustee may destroy any list, if any, furnished to it as provided in Section 14.1 upon receipt of a new list so furnished.

                  (2) After this Indenture has been qualified under the Trust Indenture Act, the rights of Holders to communicate with other Holders with respect to their rights under this Indenture or under the Notes, and the corresponding rights ,and duties of the Trustee, shall be as provided by the Trust Indenture Act.

                  (3) Every Holder of Notes, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of any disclosure of information as to names and addresses of Holders made pursuant to the Trust Indenture Act.

SECTION 14.3               NO RECOURSE AGAINST OTHERS.

                  An incorporator or any past, present or future director, officer, employee or stockholder, as such, of the Company or any subsidiary shall not have any liability for any obligations of the Company under the Notes or this Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Note, each Holder shall waive and release all such liability. Such waiver and release shall be part of the consideration for the issue of the Notes.

SECTION 14.4               REPORTS BY TRUSTEE.

                  (1) After this Indenture has been qualified under the Trust Indenture Act, the Trustee shall transmit to Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto.

                  (2) After this Indenture has been qualified under the Trust Indenture Act a copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which the Notes are listed, with the Commission and with the Company. The Company will notify the Trustee when the Notes are listed on any stock exchange.

SECTION 14.5               REPORTS BY COMPANY.

                  After this Indenture has been qualified under the Trust Indenture Act, the Company shall file with the Trustee and the Commission, and transmit to Holders, such information, documents and other reports, and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant to such Act; provided that any such information, documents or reports required to be filed with the Commission pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 shall be filed with the Trustee within 15 days after the same is so required to be filed with the Commission.



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

                                   ARTICLE XV
                    IMMUNITY OF INCORPORATORS, STOCKHOLDERS,
                             OFFICERS AND DIRECTORS


SECTION 15.1               INDENTURE AND NOTES SOLELY CORPORATE OBLIGATIONS.

                  No recourse for the payment of the principal of or premium, if any, or interest on any Note and no recourse under or upon any obligation, covenant or agreement of the Company in this Indenture or in any supplemental indenture or in any Note, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, employee, agent, officer, or director or subsidiary, as such, past, present or future, of the Company or of any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that all such liability is hereby waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issue of the Notes.

                  This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

                         AMERICAN GREETINGS CORPORATION


                                            By:      ___________________________
                                                      Name:
                                                      Title:






                                            NATIONAL CITY BANK,
                                            as Trustee


                                            By:      ___________________________
                                                      Name:
                                                      Title:



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

                 ANNEX A -- Form of Restricted Notes Certificate


                          RESTRICTED NOTES CERTIFICATE
            (For transfers pursuant to Section 3.5(2)(ii) and (iii)
                                of the Indenture)


National City Bank
Corporate Trust Department, Locator 01-3116
629 Euclid Avenue
Cleveland, Ohio 44114-3484

                  Re: 7.00% CONVERTIBLE SUBORDINATED NOTES DUE JULY 15, 2006 OF AMERICAN GREETINGS CORPORATION. (THE "NOTES")

                  Reference is made to the Indenture, dated as of June 29, 2001 (the "Indenture"), from American Greetings Corporation. (the "Company") to National City Bank, as Trustee. Terms used herein and defined in the Indenture or Rule 144 under the U.S. Securities Act of 1933 (the "Securities Act") are used herein as so defined.

                  This certificate relates to U.S. $________ principal amount of Notes, which are evidenced by the following certificate(s) (the "Specified Notes"):

                  CUSIP No.
                           --------------------------------------------

                  CERTIFICATE No(s).
                                    --------------------------

                  The person in whose name this certificate is executed below (the "Undersigned") hereby certifies that either (i) it is the sole beneficial owner of the Specified Notes or (ii) it is acting on behalf of all the beneficial owners of the Specified Notes and is duly authorized by them to do so. Such beneficial owner or owners are referred to herein collectively as the "Owner". If the Specified Notes are represented by a Global Note, they are held through the Depositary or an Agent Member in the name of the Undersigned, as or on behalf of the Owner. If the Specified Notes are not represented by a Global Note, they are registered in the name of the Undersigned, as or on behalf of the Owner.

                  The Owner has requested that the Specified Notes be transferred to a person (the "Transferee") who will take delivery in the form of a Restricted Note. In connection with such transfer, the Owner hereby certifies that, unless such transfer is being effected pursuant to an effective registration statement under the Securities Act, it is being effected in accordance with Rule 144A or Rule 144 under the Securities Act and all applicable notes laws of the states of the United States and other jurisdictions. Accordingly, the Owner hereby further certifies as:

                  (1) RULE 144A TRANSFERS. If the transfer is being effected in accordance with Rule 144A:

                  (A) the Specified Notes are being transferred to a person that the Owner and any person acting on its behalf reasonably believe is a "qualified institutional buyer" within the meaning of Rule 144A, acquiring for its own account or for the account of a qualified institutional buyer; and

                  (B) the Owner and any person acting on its behalf have taken reasonable steps to ensure that the Transferee is aware that the Owner may be relying on Rule 144A in connection with the transfer; and

                  (2) RULE 144 TRANSFERS. If the transfer is being effected pursuant to Rule 144:

                  (A) the transfer is occurring after a holding period of at least one year (computed in accordance with paragraph (d) of Rule 144) has elapsed since the date the Specified Notes were acquired from the Company or from an affiliate (as such term is defined in Rule 144) of the Company, whichever is later, and is being effected in accordance with the applicable amount, manner of sale and notice requirements of paragraphs (e), (f) and (h) of Rule 144; or

                  (B) the transfer is occurring after a period of at least two years has elapsed since the date the Specified Notes were acquired from the Company or from an affiliate (as such term is defined in Rule 144) of the Company, whichever is later, and the Owner is not, and during the preceding three months has not been, an affiliate of the Company.

                  (C) INSTITUTIONAL ACCREDITED INVESTORS. If the transfer is to an institutional investor that is an accredited investor within the meaning of Rule 501(A)(1), (2), (3) or (7) of Regulation D under the Securities Act, a signed letter containing certain representations and agreements relating to the restrictions on transfer of the Notes and, if such transfer is for less than an aggregate principal amount of $250,000, an opinion of counsel acceptable to the Company is requested by the Company, that the transfer is exempt from registration, must be supplied to the Trustee prior to such transfer.

                  This certificate and the statements contained herein are made for your benefit and the benefit of the Company and the Initial Purchasers.

Dated:
                  --------------------------------------------
                  (Print the name of the Undersigned, as such term is defined in the second paragraph of this certificate.)

                  By:________________________
                      Name:
                      Title:

                  (If the Undersigned is a corporation, partnership or fiduciary, the title of the person signing on behalf of the Undersigned must be stated.)

                ANNEX B -- Form of Unrestricted Notes Certificate


                         UNRESTRICTED NOTES CERTIFICATE

       (For removal of Restricted Notes Legend pursuant to Section 3.5(3))


National City Bank
Corporate Trust Department, Locator 01-3116
629 Euclid Avenue
Cleveland, Ohio 44114-3484

                  Re: 7.00% CONVERTIBLE SUBORDINATED NOTES DUE JULY 15, 2006 OF AMERICAN GREETINGS CORPORATION (THE "NOTES")

                  Reference is made to the Indenture, dated as of June 29, 2001 (the "Indenture"), from American Greetings Corporation (the "Company") to National City Bank, as Trustee. Terms used herein and defined in the Indenture or Rule 144 under the U.S. Securities Act of 1933 (the "Securities Act") are used herein as so defined.

                  This certificate relates to U.S. $_______________ principal amount of Notes, which are evidenced by the following certificate(s) (the "Specified Notes"):

                  CUSIP No.
                           -----------------------------------

                  CERTIFICATE No(s).
                                    -----------------

                  The person in whose name this certificate is executed below (the "Undersigned") hereby certifies that either (i) it is the sole beneficial owner of the Specified Notes or (ii) it is acting on behalf of all the beneficial owners of the Specified Notes and is duly authorized by them to do so. Such beneficial owner or owners are referred to herein collectively as the "Owner". If the Specified Notes are represented by a Global Note, they are held through the Depositary or an Agent Member in the name of the Undersigned, as or on behalf of the Owner. If the Specified Notes are not represented by a Global Note, they are registered in the name of the Undersigned, as or on behalf of the Owner.

                  The Owner has requested that the Specified Notes be exchanged for Notes bearing no Restricted Notes Legend pursuant to Section 3.5(3) of the Indenture. In connection with such exchange, the Owner hereby certifies that the exchange is occurring after a period of at least two years has elapsed since the date the Specified Notes were acquired from the Company or from an "affiliate" (as such term is defined in Rule 144) of the Company, whichever is later, and the Owner is not, and during the preceding three months has not been, an affiliate of the Company. The Owner also acknowledges that any future transfers of the Specified Notes must comply with all applicable securities laws of the states of the United States and other jurisdictions.

                  This certificate and the statements contained herein are made for your benefit and the benefit of the Company and the Initial Purchasers.

Dated:
      ---------------------

         (Print the name of the Undersigned, as such term is defined in the second paragraph of this certificate.)



                  By:___________________________
                      Name:
                      Title:

         (If the Undersigned is a corporation, partnership or fiduciary, the title of the person signing on behalf of the Undersigned must be stated.)

                    ANNEX C -- Form of Surrender Certificate


                  In connection with the certification contemplated by Section
11.2 or 13.3(9) relating to compliance with certain restrictions relating to transfers of Restricted Notes, such certification shall be provided substantially in the form of the following certificate, with only such changes thereto as shall be approved by the Company and Goldman, Sachs & Co.:

                                   CERTIFICATE

                         AMERICAN GREETINGS CORPORATION

             7.00% CONVERTIBLE SUBORDINATED NOTES DUE JULY 15, 2006

                  This is to certify that as of the date hereof with respect to U.S. $______ principal amount of the above-captioned securities surrendered on the date hereof (the "Surrendered Notes") for registration of transfer, or for conversion or repurchase where the notes issuable upon such conversion or repurchase are to be registered in a name other than that of the undersigned Holder (each such transaction being a "transfer"), the undersigned Holder (as defined in the Indenture) certifies that the transfer of Surrendered Notes associated with such transfer complies with the restrictive legend set forth on the face of the Surrendered Notes for the reason checked below:

_________         The transfer of the Surrendered  Notes complies with Rule 144 under the United States  Securities Act of 1933, as amended
                  (the "Securities Act"); or

_________         The transfer of the Surrendered Notes complies with Rule 144A under the Securities Act; or

_________         The transfer of the Surrendered Notes complies with Rule 904 under the Securities Act; or

_________         The transfer of the Surrendered Notes has been made to an
                  institution that is an "accredited investor" within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act in a transaction exempt from the registration requirements of the Securities Act.

                                    [Name of Holder]
                                    ----------------------

Dated:
      ---------------------
                  *To be dated the date of surrender